UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

VERANO HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERANO HOLDINGS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 29, 2026

The 2026 annual meeting of stockholders (the “Meeting”) of Verano Holdings Corp., a Nevada corporation (the “Company”), will be held virtually on June 18, 2026, at 9:30 a.m. (Central Time), via live webcast at www.virtualshareholdermeeting.com/VRNO2026.

The Meeting will be held for the following purposes:

●	to elect five directors from the nominees in the accompanying proxy statement to serve as directors until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected or appointed and qualified;

●	the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the accompanying proxy statement;

●	to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

●	to reapprove the existing Verano Holdings Corp. Stock and Incentive Plan (the “Equity Plan”) and approve all unallocated entitlements thereunder, and that the Company be able to grant awards under the Equity Plan until June 18, 2029; and

●	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Notice of Annual Meeting of Stockholders (“Notice”) is accompanied by a proxy statement for the Meeting. As permitted by applicable securities law, the Company is using “notice-and-access” to deliver the proxy statement to its stockholders. On or about May 8, 2026, the Company will mail a notice to stockholders with information about how they can access the proxy statement electronically and how to request a paper copy. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.

The proxy statement is available for viewing, printing or downloading on the Company’s website at https://investors.verano.com, under the Company’s profile page on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov and on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval at https://www.sedarplus.ca. The Notice provides information on how you can obtain paper copies of our proxy materials, if you so choose.

The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof is April 24, 2026. Stockholders of the Company whose names are set forth in the register of stockholders of the Company at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof.

A stockholder of the Company may attend the Meeting live via webcast or may be represented at the Meeting by proxy. You will be able to attend the virtual meeting as well as vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/VRNO2026 and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Stockholders of the Company who are unable to attend the Meeting, or any adjournments or postponements thereof, may vote:

●	via the internet[1] using secure online voting at the website listed on their applicable proxy card or voting instruction form by 11:59 PM Eastern Time on June 17, 2026;

●	by calling the telephone number[1] listed on their proxy card or voting instruction form by 11:59 PM Eastern Time on June 17, 2026; or

●	by mail, (a) in the case of registered holders, by returning a properly executed proxy card received before the polls close at the Meeting on June 18, 2026, or (b) in the case of non-registered holders, by returning a properly executed voting instruction form, depending upon the method your broker, bank, or other nominee makes available.

1 For beneficial stockholders, the availability of internet and telephone voting may depend on the voting procedures of the intermediary organization that holds your shares.

All voting instructions are listed on the proxy card or, if applicable, on the voting instruction form sent by an intermediary. When voting, please make sure to have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form and any control number contained in your materials and follow the instructions.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read the accompanying proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the heading titled “General Information about the Meeting and Voting” and to the instructions on your proxy card or voting instruction form sent by your intermediary.

DATED as of April 29, 2026
By Order of the Board of Directors

George Archos
Chair of the Board, Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2026

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Company’s Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2025, are available on our website at https://investors.verano.com, under the Company’s profile page on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov and on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval at https://www.sedarplus.ca.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY VIA THE INTERNET BY VISITING

WWW.PROXYVOTE.COM1

OR

VIA TELEPHONE AT THE NUMBER PROVIDED1

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD OR VOTING DIRECTIONS BY MAIL, or as otherwise instructed, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS.

1 For beneficial stockholders, the availability of internet and telephone voting may depend on the voting procedures of the intermediary organization that holds your shares.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2026

This proxy statement (this “Proxy Statement”) contains information about the 2026 Annual Meeting of Stockholders of Verano Holdings Corp. (the “Meeting”), to be held via live webcast on June 18, 2026 beginning at 9:30 a.m. (Central time), at www.virtualshareholdermeeting.com/VRNO2026. The Verano Holdings Corp. board of directors (the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Verano” or similar terms refer to Verano Holdings Corp., a Nevada corporation, together with its subsidiaries and controlled affiliates. The mailing address of the Company’s principal executive office is 224 West Hill Street, Suite 400, Chicago, Illinois 60610.

All properly submitted proxies will be voted in accordance with the directions contained therein. If no voting directions are specified, the proxies will be voted in accordance with the recommendation of the Board with respect to each of the matters to be voted on at the Meeting.

If you are a registered holder who submitted a proxy and you wish to change or revoke your vote, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by internet, telephone, mailing a proxy card, or voting during the Meeting. Alternatively, you may revoke your proxy by submitting a written revocation to the attention of our Corporate Secretary, 224 West Hill Street, Suite 400, Chicago, Illinois 60610. You may revoke your proxy at any time before it is voted at the Meeting.

If you are a non-registered, or beneficial, holder and submitted voting directions to your broker, bank, or other nominee, you must contact that intermediary for specific instructions on how to change or revoke your vote.

We made this Proxy Statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), available to our stockholders commencing on or about April 29, 2026. On or about May 8, 2026, the Company will mail a notice to stockholders with information about how they can access this Proxy Statement electronically and how to request a paper copy.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on June 18, 2026

This Proxy Statement and the Annual Report are available for viewing, printing and downloading on the Company’s website at https://investors.verano.com, under the Company’s profile page on the U.S. Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov and on the Company’s profile page on Canada’s System for Electronic Document Analysis and Retrieval (“SEDAR+”) at https://www.sedarplus.ca.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

The Proposals

What items of business will be voted on at the Meeting?

The following proposals will be voted on at the Meeting (collectively, the “Proposals”):

●	the election of five directors from the nominees named in this Proxy Statement to serve as directors until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected or appointed and qualified;

●	the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement (the “Say-on-Pay Proposal”);

●	the ratification of the appointment of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

●	to reapprove the existing Verano Holdings Corp. Stock and Incentive Plan (the “Equity Plan”) and approve all unallocated entitlements thereunder, and that the Company be able to continue to grant awards under the Equity Plan until June 18, 2029 (the “Equity Plan Reapproval Proposal”); and

●	the transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

What are my voting choices for each Proposal?

You may vote:

●	Proposal 1: “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” for the election of the directors;

●	Proposal 2: “FOR,” “AGAINST” or “ABSTAIN” for the Say-on-Pay Proposal;

●	Proposal 3: “FOR,” “AGAINST” or “ABSTAIN” for the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

●	Proposal 4: “FOR,” “AGAINST” or “ABSTAIN” for the Equity Plan Reapproval Proposal.

With respect to Proposal 1, subject to the Company’s Majority Voting Policy (as described under the heading “Proposal No. 1 - Election of Directors - Majority Voting Policy”) and assuming a quorum is present, directors will be elected by a plurality vote. “Plurality” means that the five director nominees who receive the largest number of votes cast “FOR” such nominees by the shares present at the meeting or represented by proxy and entitled to vote at the Meeting will be elected as directors. Votes “FOR ALL EXCEPT” will be counted as “FOR” each director who is not listed as an exception and “WITHHOLD” for any director who is listed as an exception.

With respect to Proposals 2, 3 and 4, and assuming a quorum is present, each proposal will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

In the case of Proposals 2, 3 and 4, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, is not considered as shares voting or as votes cast with respect to any matter presented at the Meeting. As a result, abstentions will not have any effect on any of these proposals.

Proposal 3 is considered a “routine” matter, for which brokers, banks and other nominees have discretionary authority to vote shares if the beneficial owner has not provided any instructions. Proposals 1, 2 and 4 are considered “non-routine” matters, for which brokers, banks and other nominees that have not received instructions from the beneficial owners do not have discretion to vote on these matters. These are known as “broker non-votes”, and are also included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. We do not expect any broker non-votes on Proposal 3 and broker non-votes will have no effect on the outcome of Proposals 1, 2 and 4.

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How does the Board recommend that I vote on each Proposal?

Our Board recommends that you vote your shares (i) “FOR ALL” director nominees to be re-elected to the Board; (ii) “FOR” the Say-on-Pay Proposal; (iii) “FOR” the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (iv) “FOR” the Equity Plan Reapproval Proposal.

What vote is required to approve each Proposal?

Holders of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting. All votes on the Proposals will be tabulated by the Inspector of Elections, which will be a representative from Broadridge Financial Solutions, Inc., appointed for the Meeting.

Assuming the presence of a quorum, the following table describes the vote required by our stockholders to approve each of the Proposals at the Meeting.

Proposal	Required Vote
Election of Directors	The nominees for director who receive the most votes cast by stockholders present and entitled to vote or represented by proxy at the Meeting (also known as a plurality of the votes cast) will be elected, subject to the Company’s Majority Voting Policy (as described under the heading “Proposal No. 1 - Election of Directors - Majority Voting Policy”).

Approval of the Say-on-Pay Proposal	The proposal to approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement, will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

Ratification of the Appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026	The proposal to ratify the appointment of MGO as our independent registered public accounting firm for the year ending December 31, 2026, will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.

Approval of the Equity Plan Reapproval Proposal	The proposal to reapprove the Equity Plan and all unallocated entitlements under the Equity Plan, and that the Company continue to be able to grant awards under the Equity Plan for the next three years until June 18, 2029 will be approved if the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal.

The Say-on-Pay proposal is non-binding and advisory. The Board and the Compensation Committee will consider the outcome of this non-binding advisory vote when considering future compensation policies, procedures and decisions with respect to our named executive officers (“Named Executive Officers” or “NEOs”). For more information, see “Proposal No. 2 – The Say-on-Pay Proposal.”

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The ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026 is not legally required and is advisory and non-binding. The Company is submitting the selection of MGO to its stockholders for ratification as a matter of good corporate governance. The Audit Committee and Board are not required to take any action as a result of the outcome of this vote, but may investigate the reasons and consider whether to retain MGO or appoint another independent registered public accounting firm should stockholders reject the proposal. For more information, see “Proposal No. 3 – Ratification of Appointment of MGO as the Company’s Independent Registered Public Accounting Firm.”

The Materials

Why am I receiving this Proxy Statement or a notice about this Proxy Statement?

The Board and management of the Company are using this Proxy Statement and other proxy materials to solicit proxies for voting on matters to be brought before the Meeting which will be held via live webcast on June 18, 2026. Unless paper copies have been requested, stockholders will receive notification that this Proxy Statement and other proxy materials may be accessed electronically on the Company’s website, under the Company’s profile page on the SEC’s website and on the Company’s profile page on SEDAR+.

As a stockholder of the Company, you are invited to attend the Meeting and are entitled to vote on the Proposals as described in this Proxy Statement. This Proxy Statement is designed to assist you in voting your shares of Common Stock and we request that you vote on each of the Proposals. The Company has distributed this Proxy Statement to banks, brokers, plan trustees or other nominees (each, an “Intermediary”) for onward distribution to beneficial stockholders whose shares are held of record by those Intermediaries. The Intermediaries are required to forward this Proxy Statement and other proxy materials to our beneficial stockholders for whom they hold shares of record.

Generally, beneficial stockholders will be provided with either:

●	a form of proxy executed by the Intermediary, but otherwise not completed with voting directions on the Proposals; or

●	voting instructions from the Intermediary requesting directions as to how you would like to vote on each Proposal.

If you are a beneficial stockholder, please return your completed proxy or your completed voting directions, as applicable, as specified by your Intermediary in order to submit your vote. The Intermediary is required to send the Company its aggregated executed proxy that includes your voting directions received by the Intermediary. If you have any questions with respect to the voting of your shares held through your Intermediary, please contact the Intermediary for assistance.

What is included in the proxy materials?

The proxy materials include:

●	the Notice;

●	this Proxy Statement;

●	a proxy card; and

●	the Annual Report.

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What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the Proposals to be presented at the Meeting, the voting process, the Board and its committees, our corporate governance, the compensation of our directors and NEOs and other information required by the SEC.

How may I obtain a paper copy or an additional paper copy of this Proxy Statement?

You have received online access to this Proxy Statement and other proxy materials unless you have opted for delivery of paper proxy materials.

Unless you advised otherwise, if you are a beneficial stockholder and other residents at your mailing address share the same last name and also own shares of Common Stock in an account at the same broker, bank, or other nominee, your Intermediary delivered a single Notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Stockholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically.

If you wish to receive a separate copy of the Notice or proxy materials, now or in the future, you should submit a request as follows and the materials will be delivered promptly:

●	By mail, to:

Broadridge Financial Solutions, Inc.

Householding Department

51 Mercedes Way

Edgewood, New York 11717

●	By telephone, at 1-866-540-7095

Beneficial holders sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank, or other nominee to make this request.

Other Meeting Details

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to stockholders by e-mail and postal mail but may be supplemented by telephone or other personal contact.

We will reimburse Intermediaries for forwarding proxy materials to beneficial owners.

What presence of stockholders is needed in order to conduct business at the Meeting?

The presence, in person (including virtually) or represented by proxy (regardless of whether the proxy has authority to vote on any matter), of any number of stockholders together holding at least one-third of the voting power of the Company’s capital stock is necessary to constitute a quorum at the Meeting.

Even if you indicate “WITHHOLD ALL” or “ABSTAIN” with respect to a Proposal, you and your shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the Meeting. However, there will not be any broker non-votes on the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Broker non-votes, as applicable, and abstentions will not be considered votes cast with respect to any of the Proposals brought before the Meeting.

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What happens if additional proposals are presented at the Meeting?

As of the date of this Proxy Statement, management of the Company knows of no amendments or variations to the Proposals as described in this Proxy Statement or any other proposals to come before the Meeting. However, if other proposals properly come before the Meeting, it is the intention of the persons that are named in the proxies to vote such proxies on the other proposals according to their good faith judgment.

How do I attend the virtual Meeting?

The Meeting will be a virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/VRNO2026. You are entitled to participate in the Meeting if you are a stockholder as of the close of business on April 24, 2026, which is the Record Date.

To attend, vote electronically, and submit questions during the Meeting, visit the website referenced above and enter the 16-digit control number included on your notice, proxy card, or the instructions that accompany your proxy materials. Please see below under “Where can I find my 16-digit control number?”

The Meeting will begin promptly at 9:30 a.m. (Central Time) on June 18, 2026. We encourage you to access the Meeting prior to the start time. Online access will open at 9:15 a.m. (Central Time), and you should allow ample time to log in to and access the Meeting webcast and test your computer audio system. Technical assistance will be available via a telephone number that will be posted on the Meeting login page.

We recommend that you carefully review the procedures to gain admission to the Meeting in advance. If you do not comply with the procedures described in this Proxy Statement for attending the Meeting online, you will not be able to participate online.

Where can I find my 16-digit control number?

Your 16-digit control number:

●	in the case of registered stockholders, is located on your notice or proxy card.

●	in the case of a beneficial holder whose notice or voting instruction form indicates that you may vote your shares at www.proxyvote.com, is located on your notice or voting instruction form.

Otherwise, if you cannot locate your control number, stockholders who hold their shares in street name should contact their Intermediary (preferably at least five days before the Meeting) and obtain their 16-digit control number to be able to attend, participate in, or vote at the Meeting.

If you have questions about your control number or how to obtain one, please contact your Intermediary.

If you have a control number, you may vote during the Meeting by following the instructions available on the meeting website during the meeting.

Will I be able to attend the Meeting without a control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without a control number, as detailed above.

Why is it a virtual Meeting?

We believe virtual meeting technology provides expanded access, improved communications and cost and time savings for our stockholders and the Company. A virtual meeting enables increased stockholder attendance and participation from locations around the world.

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You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/VRNO2026. If you have a 16-digit control number, you will also be able to vote your shares and submit questions or comments electronically at the Meeting as detailed above.

We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, if you have a 16-digit control number you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have being admitted to the Meeting. If you encounter any difficulties accessing the Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page at www.virtualshareholdermeeting.com/VRNO2026.

How do I submit questions for the Meeting?

Stockholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/VRNO2026 if they have entered the Meeting using their 16-digit control number, as detailed above. Type your question into the “Ask a Question” field and click “Submit.”

Only stockholders with a valid control number will be allowed to ask questions. Stockholders who have entered the Meeting as a guest will not be able to submit questions or comments. Instructions will be available on the Meeting website and technical assistance will be available.

Where can I find the voting results of the Meeting?

We expect to announce preliminary voting results on the Proposals at the Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC and on SEDAR+ promptly, and in any event no later than four business days, following the Meeting. The Current Report on Form 8-K will also be available on our website at https://investors.verano.com.

Voting and Your Shares

What is the Record Date?

The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof is April 24, 2026 (the “Record Date”).

What shares can I vote?

You are entitled to vote all shares of the Company owned by you on the Record Date, including: (1) shares held directly in your name as the stockholder of record; and (2) shares held for you as the beneficial owner through an Intermediary. On the Record Date, there were 573 stockholders of record holding 364,381,806 shares of Common Stock.

What is the difference between a registered or record stockholder and a non-registered or beneficial stockholder?

Most of our stockholders hold our shares of Common Stock through an Intermediary rather than having the shares registered directly in their own name with our stock transfer agent, Odyssey Trust Company (“Odyssey”). Summarized below are some distinctions between shares held of record and those owned beneficially.

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Registered or Record Stockholders

If your shares of Common Stock are registered directly in your name with Odyssey, you are the registered or record stockholder of our shares. You will receive your proxy materials from Broadridge Financial Solutions, Inc. As the stockholder of record, you have the right to either grant a proxy to vote your shares in accordance with your directions to representatives of the Company or to another person, or to vote your shares electronically at the Meeting, or any adjournments or postponements thereof. You may direct the voting of your shares held of record by proxy by mail, telephone or the Internet.

If you are a registered or record stockholder, please submit your completed proxy as specified in this Proxy Statement and accompanying proxy materials. If you have any questions with respect to the voting of your shares held of record, please contact us for assistance at investors@verano.com or by calling us at U.S. phone number 312-265-0730.

Non-registered or Beneficial Stockholders

If your shares of Common Stock are held indirectly through an Intermediary, you are the non-registered or beneficial stockholder of our shares that are held on your behalf by the Intermediary. You will receive your proxy materials from your Intermediary. As the beneficial owner of shares held by an Intermediary, you have the right to instruct the Intermediary, as the registered holder, to vote your shares as you instruct, and you also are invited to attend the Meeting. For instructions on how to do this, please refer to these proxy materials and see the voting instructions sent by your Intermediary, or contact your Intermediary for further information.

How can I vote at the Meeting?

Visit the meeting login page at www.virtualshareholdermeeting.com/VRNO2026.

Then, enter the control number on your Notice, proxy card, or voting instruction form, or otherwise provided by your Intermediary as described below:

●	Registered Holders: Use the control number included in your Notice or proxy card.

●	Beneficial Holders: Use the control number indicated on your Notice or instruction form.

If you have a control number, you may vote during the Meeting by following the instructions available on the meeting website during the Meeting. If you have any questions about your control number or how to obtain one, please contact your Intermediary.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting directions in advance, so that your vote will be counted if you later decide not to attend the Meeting.

All votes during the Meeting must be received before the polls close at the Meeting on June 18, 2026.

How can I vote before the Meeting or without attending the Meeting?

Whether you hold your shares as a stockholder of record or as a beneficial holder, you may direct how your shares are to be voted before the Meeting or without attending the Meeting or any adjournments or postponements thereof.

REGISTERED STOCKHOLDERS HAVE THE RIGHT TO APPOINT ONE OR MORE PERSONS TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy and by inserting the names of the person or companies to be appointed in the space provided on the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail as instructed on your proxy card.

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For information on how to vote, please refer to the following instructions, the instructions provided elsewhere in this Proxy Statement and those included on your proxy card or voting instructions received from your Intermediary. A proxy card will not be valid unless completed and submitted in accordance with the instructions set out in the proxy card.

	Internet	Telephone	Mail
Registered Holders	www.proxyvote.com By 11:59PM Eastern Time on June 17, 2026	Within the United States and Canada, 1-800-690-6903 (toll-free) By 11:59PM Eastern Time on June 17, 2026	Return a properly executed proxy card received before the polls close at the Meeting on June 18, 2026
Beneficial Holders[1]	www.proxyvote.com By 11:59PM Eastern Time on June 17, 2026	Within the United States and Canada, 1-800-454-8683 (toll-free) By 11:59PM Eastern Time on June 17, 2026	Return a properly executed voting instruction form by mail, depending upon the method(s) your Intermediary makes available

1 The availability of Internet and telephone voting may depend on the voting procedures of the organization that holds your shares of Common Stock. Please refer to the voting instructions you received from your Intermediary.

How will my shares be voted?

Unless voting directions are indicated by the stockholder, the stockholder’s shares that are represented by properly executed proxies in favor of the persons designated in the printed portion of the proxy card will be voted on the Proposals as follows:

●	“FOR ALL” for the re-election of our five existing directors;

●	“FOR” the Say-on-Pay Proposal;

●	“FOR” the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

●	“FOR” the Equity Plan Reapproval Proposal.

If voting directions are submitted by the stockholder, the shares represented by properly executed proxies will be voted or withheld from voting in accordance with the directions of the stockholder with respect to the Proposals at the Meeting.

A proxy confers discretionary authority on the persons named therein with respect to amendments or variations to the Proposals or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

Will shares I hold in my brokerage account or through another Intermediary be voted if I do not provide timely voting directions?

If your shares are held through a brokerage firm or other Intermediary and you provide timely voting directions in accordance with the voting instructions provided to you by your brokerage firm or other Intermediary, the shares will be voted in accordance with your voting directions.

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For any shares you hold beneficially through U.S. brokerage accounts, if you do not return your voting directions in accordance with the voting instructions provided to you by your U.S. broker on a timely basis, your U.S. broker will have the authority to vote your shares only on the proposal regarding the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Your U.S. broker is prohibited from voting your shares on your behalf without your specific voting directions on the proposals for the election of directors, the Say-on-Pay Proposal, the Equity Plan Reapproval Proposal, and on any other non-routine matter that may come before the Meeting. These “broker non-votes,” as applicable, and abstentions will not be considered votes cast with respect to any of the Proposals at the Meeting. There will not be any broker non-votes on the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

For any shares you hold beneficially through Canadian brokerage accounts, if you do not return your voting directions in accordance with the voting instructions provided to you by your Canadian broker on a timely basis, your Canadian broker is prohibited from voting your shares on your behalf on all of the Proposals, unless otherwise instructed by the beneficial holder.

Will shares that I hold as a record stockholder be voted if I do not timely return my proxy card?

Shares that you hold as a record stockholder will be voted as you direct on your proxy card if it is returned before the polls close at the Meeting. If you submit your proxy card without giving specific directions, your shares will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely submit your proxy card, your shares will not be voted unless you or your proxyholder attends the Meeting via the live webcast, or any adjournments or postponements thereof, and properly submit votes electronically during the Meeting in accordance with the requirements described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote by proxy?

If you hold shares as the record stockholder and if you are voting by proxy prior to the Meeting, then your vote by proxy must be received electronically or by physical mail no later than 11:59PM Eastern Time on June 17, 2026, or 11:59PM Eastern Time on the business day preceding the Meeting following any adjournments or postponements thereof. If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary with respect to the deadline for submitting your voting directions in order for your vote to be counted at the Meeting.

May I change or revoke my vote?

For registered holders, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by Internet, telephone, mailing a proxy card, or voting electronically during the Meeting: Alternatively, you may revoke your proxy by submitting a written revocation to the attention of our Corporate Secretary, 224 West Hill Street, Suite 400, Chicago, Illinois 60610. You may revoke your proxy at any time before it is voted at the Meeting.

If you are a non-registered, or beneficial, holder and submitted voting directions to your Intermediary, you must contact your Intermediary for specific instructions on how to change or revoke your vote.

Stockholder Proposals and Director Nominations

What is the deadline to submit stockholder proposals to be included in the Company’s proxy materials for next year’s annual meeting of stockholders?

Stockholder proposals pursuant to SEC Rule 14a-8 for inclusion in the Company’s proxy statement for the Company’s annual meeting of stockholders to be held in 2027, must be received by the Company’s Secretary at our principal executive offices at Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A., no later than December 31, 2026 and must otherwise comply with the requirements of Rule 14a-8. Stockholders wishing to make a director nomination or bring a proposal before the 2027 Annual Meeting (other than pursuant to SEC Rule 14a-8) must provide written notice of such proposal to the Company’s Corporate Secretary at our principal executive offices no later than the close of business on March 20, 2027 and not earlier than the close of business on February 18, 2027. However, if the date of our 2027 Annual Meeting is not scheduled to be held within a period that commences 30 days before the anniversary date of this Meeting and ends 70 days after the anniversary of the date of this Meeting, then our Corporate Secretary must receive the notice no earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by us.

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Stockholder proposals that are not timely submitted or are submitted to the incorrect address or not to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

In addition to satisfying the foregoing requirements with respect to stockholder proposals, to comply with the universal proxy rules set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders who intend to solicit proxies in support of director nominees who are not the Company’s nominees must provide notice to the Company that sets forth all of the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027 and comply with the disclosure and procedural requirements in connection with stockholder nominations for directors in our Articles of Incorporation and Bylaws.

Obtaining Additional Information

Why did I receive a notice in the mail regarding the internet availability of the proxy materials instead of a paper copy of the proxy materials?

For distribution of this Proxy Statement and other proxy materials to stockholders, the Company is using the “Notice-and-Access” provisions of applicable securities laws set forth in Rule 14a-16 under the Exchange Act. Under notice-and-access, companies may post proxy materials on a website for investor access and review and also must make such proxy materials available in paper copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. This Proxy Statement and the Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available on our website at https://investors.verano.com, on our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca. The Notice included in your proxy materials provides information on how you can obtain paper copies of our proxy materials, if you so choose.

How may I obtain financial and other information about the Company?

Our audited consolidated financial statements for the fiscal year ended December 31, 2025 are included in the Annual Report on Form 10-K which was filed with the SEC and on SEDAR+ on March 12, 2026. This Proxy Statement and the Annual Report are also available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, under our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

By writing to us, record stockholders also may obtain, without charge, paper copies of our Articles of Incorporation, Bylaws, Code of Business Conduct and Ethics for directors, officers and employees (the “Code of Conduct”) and the charters for the Board’s two standing committees, the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee of the Board (the “Compensation Committee”). Our Articles of Incorporation, Bylaws, Code of Conduct, and Board standing committee charters are also available for viewing, printing, and downloading free of charge on our website at https://investors.verano.com.

What if I have questions for the Company’s transfer agent?

If you are a stockholder of record and have questions concerning share ownership or transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company

702 - 67 Yonge Street

Toronto ON M5E 1J8

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OVERVIEW OF THE COMPANY

Verano Holdings Corp., a Nevada corporation (“Verano,” the “Company,” “we,” “us,” or “our”), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographical scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. In February 2021, Verano was formed as a result of a reverse takeover transaction and restructuring (the “Go Public Transactions”) with Majesta Minerals, Inc., an Alberta corporation (“Majesta Minerals”) and became a public reporting company in certain of the provinces in Canada. On November 3, 2025, Verano filed articles of domestication and articles of incorporation with the Nevada Secretary of State to continue out from the jurisdiction of the Province of British Columbia, Canada, to the jurisdiction of the U.S. State of Nevada (the “Continuance”).

As an operator of licensed cannabis cultivation, processing, wholesale distribution and retail facilities, our goal is to support communal wellness by providing responsible access to regulated medical and adult use cannabis products. As of April 24, 2026, through our subsidiaries and affiliates we operate businesses in 13 states, including 162 retail dispensaries and 14 cultivation and processing facilities with over 1.1 million square feet of cultivation capacity. We produce a wide variety of cannabis products sold under our portfolio of consumer brands, including Encore™, Avexia™, MÜV™, Savvy™, (the) Essence™, BITS™, HYPHEN™, Swift Lifts™ and Verano™. We also design, build and operate branded dispensaries operating under the Zen Leaf™ and MÜV™ retail banners, among others, that deliver a cannabis shopping experience in both medical and adult use markets.

Notwithstanding the permissive regulatory environment of medical, and in some cases, also adult use (i.e., recreational) cannabis, at the state level, it remains illegal under U.S. federal law, subject to recently enacted exceptions as detailed below, to cultivate, manufacture, distribute, sell, or possess cannabis in the U.S. Because federal law prohibits transporting any federally restricted substance across state lines, cannabis cannot be transported across state lines. As a result of current federal law prohibitions, the U.S. cannabis industry is conducted on a state-by-state basis. To date, in the U.S. 40 states plus the District of Columbia and the U.S. territories of Puerto Rico, Guam, the Commonwealth of Northern Marina Islands, and the U.S. Virgin Islands have authorized comprehensive medical cannabis programs, 24 states plus the District of Columbia and the U.S. territories of Guam, the Commonwealth of Northern Mariana Islands, and the U.S. Virgin Islands have authorized comprehensive programs for medical and adult use (i.e. recreational) cannabis, and eight states allow the use of low tetrahydrocannabinol and high cannabidiol products for specified medical uses. Verano operates within states where cannabis use, medical or both medical and adult use, has been approved by state and local regulatory bodies. On December 18, 2025, President Trump issued an executive order titled “Increasing Medical Marijuana and Cannabidiol Research,” (the “Executive Order”) which directs federal agencies to expedite the process of rescheduling cannabis from a Schedule I to a Schedule III controlled substance under the Controlled Substances Act (21 U.S.C. § 811) (the “CSA”). On April 23, 2026, the Justice Department in accordance with the Executive Order issued a final order (the “Final Order”) implementing a rule that places FDA approved products containing cannabis and products regulated by state medical marijuana licenses in Schedule III. The Justice Department also initiated an expedited administrative hearing process (the “Hearing Process”) to consider the broader rescheduling of cannabis to Schedule III. The Final Order creates a pathway for state licensed medical operators to legally cultivate, manufacture, and dispense medical only products, and could also remove 280E tax considerations from the medical aspect of Verano’s operations. Until the issuance of an order by the administrative law judge following the conclusion of the Hearing Process, adult use or recreational cannabis remains a Schedule I drug, subject to 280E tax constraints. Issuance of an order rescheduling all cannabis to Schedule III is not guaranteed. Verano remains subject to federal laws, including those prohibiting recreational cannabis, during the pendency of the hearing and following the outcome. The final effects of the Executive Order and Final Order are dependent on other government actions. Despite such actions and the ongoing Hearing Process, there can be no guarantees that the Hearing Process will continue on a certain timeline or at all or that any rules will come out of the Hearing Process that will benefit the Company. The Executive Order and Final Order do not federally legalize recreational adult use, and rescheduling of cannabis in full to Schedule III would not legalize adult use or recreational cannabis, but could remove the 280E constraints for the full range of Verano’s operations.

Verano is a reporting issuer under both applicable securities legislation in all of the provinces and territories of Canada and applicable federal securities legislation in the U.S. The shares of Common Stock are listed on Cboe Canada (“Cboe”) under the stock symbol, “VRNO”, and are also quoted for trading in the U.S. on the OTCQX under the stock symbol “VRNO”.

The corporate headquarters of Verano is located at 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A. Verano’s telephone number is (312) 265-0730. Verano’s internet address is https://www.verano.com. The information provided on the Company’s website is not part of this Proxy Statement, unless otherwise noted.

Description of the Company’s Voting Securities

Our Articles of Incorporation permit the issuance of 5,000,000,000 shares of Common Stock and 1,000,000,000 shares of preferred stock, and our stockholders have no pre-emptive rights in connection with any further issuances.

On the Record Date, there were 573 stockholders of record holding 364,381,806 shares of Common Stock. Currently and as of the Record Date, there are no shares of preferred stock outstanding. As of the Record Date and currently, Common Stock represents 100% of voting rights attached to outstanding securities of the Company.

Holders of shares of Common Stock are entitled to notice of and to attend any meeting of the stockholders of the Company, except a meeting of which only holders of another particular class of shares of the Company have the right to vote. At each stockholder meeting, holders of Common Stock are entitled to one vote in respect of each share of Common Stock.

Please see Exhibit 4.1 to the Company’s Annual Report on Form 10-K which was filed with the SEC and on SEDAR+ on March 12, 2026 for a full description of the Company’s voting securities.

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OVERVIEW OF PROPOSALS TO BE VOTED ON

The following four Proposals are included in this Proxy Statement at the direction of the Board. The Board unanimously recommends that you vote (1) “FOR ALL” director nominees to be re-elected to the Board in Proposal No. 1, (2) “FOR” the Say-on-Pay Proposal in Proposal No. 2; (3) “FOR” the ratification of the appointment of MGO as the independent registered public accounting firm for the year ending December 31, 2026 in Proposal No. 3; and (4) “FOR” the Equity Plan Reapproval Proposal in Proposal No. 4.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Each of our five existing directors have been nominated by the Board, following the recommendation of the Independent Directors. The five director nominees are standing for re-election at the Meeting, each to serve as a director of the Company until the next meeting of stockholders at which the election of directors is considered, or until his or her successor is duly elected or appointed and qualified or until his or her earlier death, resignation, retirement, disqualification or removal in accordance with the Articles of Incorporation and Bylaws of the Company and the Nevada Revised Statues (as amended from time to time, the “NRS”).

The nominees for director who receive the most votes cast by stockholders present in person or by proxy and entitled to vote at the Meeting (also known as plurality of the votes cast) will be elected subject to the Company’s Majority Voting Policy (as described below in this Proposal No. 1 under the heading “Majority Voting Policy”). Management does not contemplate that any of our existing directors will be unable to serve as a director of the Company if elected at the Meeting. The persons named as proxyholders in the accompanying proxy card intend to vote valid proxies for the re-election of each of our five existing directors at the Meeting, unless otherwise directed by a voting stockholder.

The following table sets out the name of each of our director nominees and each of their respective principal business positions and the period during which such person has been a director of the Company. Please see “Security Ownership of Certain Beneficial Owners and Management” for each director’s beneficial ownership of our Common Stock as of the Record Date.

Name of Nominee	Director Since	Principal Occupation, Business or Employment (3)
George Archos(4) Age: 46 Florida, USA	February 11, 2021

Chair of the Board and Chief Executive Officer of Verano Holdings Corp. since February 11, 2021

Chair of the Board and Chief Executive Officer of Verano Holdings, LLC from September 2017 to February 11, 2021

President of Verano Holdings Corp. since November 3, 2025

Lawrence R. Hirsh(1)(2) Age: 63 Florida, USA	August 29, 2022	Since 2020, consultant to various companies on financial and operational matters through LRHIRSH, LLC. Managing Director at Alvarez & Marsal LLC from June 2002 to November 2020
Charles Mueller(1)(2) Age: 71 Florida, USA	July 19, 2023

Corporate Tax Consultant to Tropicana Products, Inc. and Cresa Partners Boston, Inc. since 2021.

Experience in senior tax roles at PepsiCo for 36 years, including as Vice President, State and Local Tax of the PepsiCo Corporate Division.

Cristina Nuñez(1)(2) Age: 41 Florida, USA	February 11, 2021

Co-Founder & Partner of True Beauty Ventures LP since April 2020

Chief Operating Officer and General Manager of Clark’s Botanicals from May 2017 to April 2019

Leadership and operating roles at Laura Geller Beauty from October 2014 to May 2017

John Tipton(5) Age: 66 Florida, USA	July 19, 2023

Former President of the Southern Region of Verano Holdings Corp. from June 6, 2023 until his retirement from such position on March 16, 2026

President of Verano Holdings Corp. from February 11, 2021 to June 6, 2023

(1)	Member of the Audit Committee of the Board.

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(2)	Member of the Compensation Committee of the Board.

(3)	The information as to principal occupation, business or employment is based on information furnished by the nominee. Additional information on each nominee is set forth below under the heading titled “Biographical Information.”

(4)	The nominee is a current officer and employee of the Company and has been determined not to be independent by the Board. “Independent” refers to the standards of independence established under the rules of Cboe, SEC rules and the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”).

(5)	The nominee has been determined not to be independent by the Board. “Independent” refers to the standards of independence established under the rules of Cboe, SEC rules and the listing standards of the Nasdaq.

Biographical Information

Following are the biographies of the nominees for the Board.

George Archos, Chair of the Board, Chief Executive Officer (“CEO”) and President

Mr. Archos has served as Chair of the Board and CEO of the Company since February 2021 upon the consummation of the Go Public Transactions and has served as the President of the Company since November 3, 2025 upon the consummation of the Continuance. Mr. Archos co-founded Verano Holdings, LLC (“Verano LLC”), in September 2017 and served as Verano LLC’s Chair of the Board and Chief Executive Officer until February 2021 when Verano LLC became a subsidiary of the Company in the Go Public Transactions. Mr. Archos entered the cannabis industry in 2014 when he founded Ataraxia, LLC an Illinois based medical cannabis growth and cultivation company, where he led its successful effort to obtain one of the first medical cannabis cultivation licenses issued in Illinois. Mr. Archos began his career in the hospitality industry in 2001 and is the president and owner of eight restaurants located throughout Illinois. Mr. Archos attended Loyola University in Chicago where he studied communications and philosophy. Mr. Archos brings to the Board substantial insight and business experience with respect to the cannabis industry, the founding and building of Verano LLC and leading the Go Public Transactions, as well as his successful investment and business experience in logistics, delivery and operations business verticals in the cannabis and restaurant industries.

Lawrence Randall Hirsh, Director

Mr. Hirsh joined the Board as a Director in August 2022. Since 2020, Mr. Hirsh has provided consulting services to various companies on financial and operational matters through LRHIRSH, LLC. From 2002 to 2020, Mr. Hirsh served as a managing director of Alvarez & Marsal North America, LLC (“A&M”), a leading interim management and operational improvement implementation firm providing services in 40 countries with over 5,000 professionals. Mr. Hirsh co-founded the A&M Atlanta office and served as co-business unit leader for A&M’s Southeastern U.S. Corporate Restructuring Practice and on the Executive Committee of A&M’s North American Corporate Restructuring Practice. While at A&M, Mr. Hirsh served in advisory, interim management and director roles for clients, including various appointments as interim chief operating officer, chief financial officer and chairman of the board. Prior to joining A&M, Mr. Hirsh was a partner at Arthur Andersen LLP from 1995 to 2002 where his responsibilities included Southeast Leader for the U.S. Corporate Restructuring Practice and Atlanta and Southeast Leader for the Business Valuation Practice. Clients Mr. Hirsh has served include both public and private companies in a variety of industries, including transportation, logistics, healthcare, real estate and construction, financial services, manufacturing, and wholesale distribution. Over the past ten years, Mr. Hirsh has served on various boards of directors including as chairman, audit committee chair, compensation committee chair and as a board designee for investors and lenders. Mr. Hirsh also currently serves as a board member for affiliated real estate investment funds at the request of the investment manager and as chairman of an engineering and project management company. Mr. Hirsh served as a director of Mondee Holdings, Inc. from December 2024 to April 2025, and has served as an independent trustee of Sound Point Alternative Income Fund since November 2025. Mr. Hirsh holds a Bachelor of Business Administration from the University of Florida and is a certified public accountant, certified turnaround professional and a member of the American College of Bankruptcy. As an experienced director, senior executive and a financial expert, Mr. Hirsh brings to the Board substantial expertise and experience in financial management, cyber security, the restructuring and integration of businesses and corporate governance.

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Charles Mueller, Director

Mr. Mueller joined the Board as a Director in July 2023. Since 2021, Mr. Mueller has provided independent corporate tax consulting services to Tropicana Products, Inc. and Cresa Partners Boston, Inc. From 1985 to 2021, Mr. Mueller served in increasingly senior tax roles in his 36 years at PepsiCo, Inc., including as Vice President, State and Local Tax of the PepsiCo Corporate Division from April 2012 to May 2021. In these roles, Mr. Mueller was responsible for all tax planning, accounting, compliance, audit, Sarbanes-Oxley Act compliance and controversy management arising at the state and local level. Prior to his service with PepsiCo, Inc., Mr. Mueller served as a tax professional at a number of institutions, including Avon Products, Inc., SCM Corporation and Intercontinental Hotels Corporation. Mr. Mueller holds a Bachelor of Science in Accounting from Providence College and has a preparer tax identification number and electronic return originator license from the United States Internal Revenue Service. Mr. Mueller’s extensive experience in tax matters, accounting, compliance and audit enhance the Audit Committee functions and provide valuable expertise to the Company.

Cristina Nuñez, Director

Ms. Nuñez has served as a Director of the Company since February 2021 upon the consummation of certain transactions in furtherance of the Go Public Transactions. Ms. Nuñez is a Partner with True Beauty Ventures, which she co-founded in April 2020. True Beauty Ventures is an emerging growth venture capital fund focused on identifying, partnering with, and scaling beauty, wellness and personal care companies. Prior to launching True Beauty Ventures in 2020, Ms. Nuñez spent half of her career as an operator in beauty and wellness. From May 2017 through April 2019, she was the General Manager and Chief Operating Officer of Clark’s Botanicals, a clean, botanical skincare brand with international ecommerce and prestige wholesale distribution. From October 2014 to May 2017, Ms. Nuñez held various executive leadership and operating roles at Laura Geller Beauty, a global, prestige makeup brand. Ms. Nuñez spent seven years with various prominent private equity firms and investment banks, including Tengram Capital Partners, L Catterton and UBS. Ms. Nuñez graduated magna cum laude from Duke University in May 2007 and holds a Bachelor of Arts with Highest Distinction in Public Policy Studies and Political Science. Ms. Nuñez’s work experience in private equity and investment banking brings financial analysis and capital markets expertise to the Board, while her experiences with emerging growth companies in scaling their operations adds substantial value in assessing and implementing the Company’s strategic plan as it scales its operations in the emerging cannabis markets.

John Tipton, Director and Former President of the Southern Region

Mr. Tipton has served on the Board since July 2023. Mr. Tipton served as President of the Southern Region of the Company from June 2023 until his retirement from this position in March 2026, and previously served as President of the Company from February 2021 until June 2023. Following his retirement, Mr. Tipton entered into a consulting agreement with the Company for an initial term of one year beginning on March 16, 2026. Prior to joining the Company, beginning in 1997, Mr. Tipton served as Chief Executive Officer of Artesian Farms, Dickman Investments and Plants of Ruskin GPS, LLC (“Plants of Ruskin”), a subsidiary of the Company acquired in February 2021 as part of the Go Public Transactions. As Chief Executive Officer of Plants of Ruskin, Mr. Tipton successfully spearheaded the acquisition of a highly coveted vertically integrated medical marijuana treatment center license in Florida. Mr. Tipton earned a degree in accounting (magna cum laude) from Wheeling College in 1988 and was a registered certified public accountant from 1993 to 2020. Mr. Tipton’s acumen in accounting, finance, agriculture, and construction, developed through his experience as founder and Chief Executive Officer of Plants of Ruskin, have been directly applied in his previous officer positions with the Company, and brings to the Board substantial insight and business experience with respect to the cannabis industry.

The persons named as proxyholders in the accompanying proxy card intend to vote the shares of Common Stock represented thereby FOR ALL, indicating the re-election of each of the five existing directors, all of whom have been nominated by the Board, unless otherwise instructed on a properly executed and validly submitted proxy.

Management of the Company does not contemplate that any nominees named above will be unable to serve as a director of the Company but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying proxy card reserve the right to vote at their discretion for another person that may be nominated.

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Replacement or Removal of Directors

Any director elected or appointed to fill a vacancy or a newly created directorship, including a vacancy resulting from the removal of a director by the stockholders or the Board, will hold office until the next annual meeting of stockholders and when their successor is elected or appointed, or until his or her earlier resignation or removal.

Majority Voting Policy

As a condition to the listing of the Company’s securities on Cboe in October 2023, the Board unanimously adopted a majority voting policy (the “Majority Voting Policy”) providing for majority voting in director elections at any meeting of the stockholders other than at “contested meetings”. For the purposes of the Majority Voting Policy, a “contested meeting” means a meeting at which the number of individuals nominated for election as directors is greater than the number of seats being filled on the Board. Pursuant to the Majority Voting Policy, the forms of proxies and voting instructions circulated in connection with a meeting of the stockholders at which an uncontested election of directors is to be conducted will provide the stockholders with the ability to vote in favor of, or to withhold from voting, for each director nominee. If any nominee director is not elected by at least a majority (50% + 1 vote) of the votes cast with respect to such director nominee, including withheld votes, such director nominee will immediately submit his or her resignation to the Chair of the Board following the applicable stockholders’ meeting. The number of votes in favor of or withheld from voting for each director nominee will be recorded and promptly made public after the Meeting.

The members of the Board who have been determined to be independent by the Board in accordance with applicable securities laws and stock exchange rules will consider a resignation submitted pursuant to the Majority Voting Policy and will make a recommendation to the Board as to whether the resignation should be accepted. Within 90 days following the applicable stockholders’ meeting, the Board will make its decision on whether to accept the resignation. The Board must ultimately accept the resignation absent exceptional circumstances.

Following the Board’s decision on the resignation, the Board will promptly issue a news release of its decision whether to accept the applicable director’s resignation, including a statement of the reasons for rejecting the resignation, if applicable, a copy of which must be provided to Cboe or other stock exchange on which the Company’s securities are then listed. If a resignation is accepted, it will be effective upon acceptance by the Board. Subject to any corporate law restrictions, the Board may leave the vacancy unfilled or appoint a new director to fill the vacancy.

A director who tenders his or her resignation pursuant to the Majority Voting Policy will not be permitted to attend any meetings of the Board or committees of the Board at which his or her resignation is to be considered. If, in the same election, a number of directors fail to receive at least a majority of the votes cast with respect to their election such that the Board no longer has a quorum, and one or more of such directors must attend the meeting in order to satisfy quorum requirements, then such directors must not speak or otherwise participate in any part of the meeting where such resignation is discussed or considered or a related resolution is voted upon.

If any director who failed to receive at least a majority of the votes cast with respect to his or her election does not tender his or her resignation in accordance with the Majority Voting Policy, he or she will not be recommended for nomination by the Independent Directors then on our Board, and will not be nominated by the Board.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “Order”); or (2) after that person ceased acting in that capacity, was subject to an Order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.

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To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no director nominee has, during the ten years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.

Certain Relationships and Related Party Transactions

Policy Regarding Related Party Transactions

The Company has adopted a written related party transaction policy (the “Related Party Policy”), which requires that employees, officers and directors report to the Company’s Chief Legal Officer or Chief Financial Officer any activity that are, would be, or appear to be, a related party transaction, as defined in the Related Party Policy. In addition, the Company has a Code of Conduct which requires that employees, officers and directors report to a senior manager or the Chief Legal Officer any activity that would cause, or appear to cause, a conflict of interest. Related parties include any person who is an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Policy, of any such person, and any company, partnership, joint venture, trust or other entity which is owned or controlled by any of the aforementioned persons. Under the Related Party Policy, a “related party transaction” generally includes any transaction, arrangement or relationship (including any indebtedness, guarantee of indebtedness, charitable contributions and any series of similar transactions, arrangements or relationships) with the Company or any of its subsidiaries involving $50,000 or more when aggregated with all other related or similar transactions in which any related party has a direct or indirect material interest, subject to certain carve-outs allowed under applicable law.

In accordance with the Related Party Policy, in certain circumstances, related party transactions involving amounts of $100,000 or less may be approved by the Company’s Chief Legal Officer or Chief Financial Officer, and generally, related party transactions involving amounts in excess of $100,000 must be approved by the Audit Committee.

Pursuant to the Related Party Policy, at each regularly scheduled meeting of the Audit Committee, a senior executive officer reports each known proposed related party transaction to be considered by the Audit Committee, including the proposed aggregate value of each proposed related party transaction and any other relevant information. After review, the Audit Committee may approve or ratify each such transaction if it determines in good faith that, under the circumstances, the proposed related party transaction is in the best interests of the Company and its stockholders. In determining whether to approve or ratify a proposed related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, at each scheduled meeting of the Audit Committee, a senior executive officer will update the Audit Committee as to any proposed material change to any previously approved related party transaction, which material change will be subject to approval as if it were a new proposed related party transaction.

Related Party Transactions

In addition to the compensation arrangements discussed below under the headings “Compensation Discussion and Analysis” and “Statement of Director Compensation”, since January 1, 2025, the Company has entered into or maintained the following related party transactions that involve amounts in excess of $120,000:

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Credit Agreements

George Archos, the Chair of the Board, Chief Executive Officer and President of the Company, participated as a lender in the Company’s syndicated credit agreement, dated October 27, 2022, by and among the Company and certain of its subsidiaries and affiliates, Chicago Atlantic Admin, LLC, as administrative agent for the lenders, and the lenders from time-to-time party thereto (the “2022 Credit Agreement”). Mr. Archos funded $1,000,000 of the $350,000,000 principal amount of the loans originally borrowed under the 2022 Credit Agreement. Mr. Archos was excluded from certain approval rights of the lenders and any penalties and fees due to Mr. Archos under the Credit Agreement were immaterial to the Company. As of December 31, 2025, Mr. Archos’ position in the lender syndicate was approximately $688,000. During the year ended December 31, 2025, the Company made principal payments of $154,857 and interest payments of approximately $111,519 to Mr. Archos.

In March 2026, the Company and certain of its subsidiaries and affiliates entered into a credit agreement (the “2026 Credit Agreement”) with Needham Bank, as collateral agent and administrative agent for the lenders, Chicago Atlantic Financial Services, LLC, as co-administrative agent for the lenders, and the lenders from time-to-time party thereto. The proceeds of $195,000,000 funded under the 2026 Credit Agreement were used to pay off all obligations under the 2022 Credit Agreement in full, including $694,875 owed to Mr. Archos. Mr. Archos, through an affiliated entity, funded $10,000,000 of the amount provided by one of the lenders (the “2026 Lender”) party to the 2026 Credit Agreement. Mr. Archos receives his pro rata share of all interest and principal payments made by the Company to such 2026 Lender under the 2026 Credit Agreement. As of April 1, 2026, the Company has paid principal and interest owed to Mr. Archos in the amount of $79,563.

Real Property Leases

The Company leases real property for a retail dispensary in Aurora, Illinois from 740 Rte. 59, LLC (“740”). Pursuant to the lease agreement, the Company made payments totaling $184,000 during the year ended December 31, 2025. Payments consist of base rent, real estate taxes and customary tenant charges. Mr. Archos holds a 50% ownership interest in 740. Pursuant to the lease agreement, the initial term expires on June 30, 2030.

The Company leases real property for a retail dispensary in Lombard, Illinois from 783 Butterfield LLC (“783”). Pursuant to the lease agreement, the Company made payments to 783 totaling $371,000 during the year ended December 31, 2025. Payments consist of base rent, real estate taxes and customary tenant charges. Mr. Archos holds a 50% ownership interest in 783. Pursuant to the lease agreement, the initial term expires on January 11, 2031.

Sweed POS Software Systems

High Tech Holdings, Inc. (“Sweed”) provides point of sale software systems to retail cannabis businesses under the names “Sweed” and “Leaftrade.” Sweed provides these software systems to the Company. For these services the Company paid Sweed $3,395,000 during the year ended December 31, 2025.

Related Employees

John Mitch Tipton, the immediate family member of John Tipton, a current member of the Board and the Company’s President of the Southern Region until his retirement in March 2026, was employed by Plants of Ruskin prior to the Company acquiring Plants of Ruskin in 2021. Currently, John Mitch Tipton serves as an Executive Vice President, Director of Cultivation in Florida for the Company. As compensation for such position, during the year ended December 31, 2025, John Mitch Tipton received a cash salary of $240,650, an annual cash bonus in the amount of $153,859, and grants of long term incentives (i) in cash in the amount of $126,538 and (ii) in restricted stock units with a grant date fair value of $24,522. During 2025, he had restricted stock units settle valued at $82,396 and long-term cash incentive awards settle in the amount of $87,328.

Consulting Agreement

Mr. Tipton retired from his position as the Company’s President of the Southern Region on March 16, 2026. Upon his retirement, the Company entered into a consulting agreement with Mr. Tipton as of March 16, 2026 (the “Consulting Agreement”), pursuant to which Mr. Tipton provides consulting and advisory services to the Company and its subsidiaries with respect to the Company’s operations nationally and in the State of Florida. The term of the Consulting Agreement will expire on March 16, 2027, which may be extended by mutual agreement of the Company and Mr. Tipton. The Consulting Agreement contains customary representations, warranties, covenants and confidentiality provisions. As an inducement and consideration for Mr. Tipton entering into the Consulting Agreement and in recognition of his future services under the Consulting Agreement, Mr. Tipton received 909,090 restricted stock units (“RSUs”) under the Equity Plan, which RSUs vested into an equal number of shares of Common Stock. Mr. Tipton received a cash payment of $100,000 and is entitled to $35,000 per month during the term of the Consulting Agreement.

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PROPOSAL NO. 2 – THE SAY-ON-PAY PROPOSAL

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of our stockholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation and to demonstrate how executive compensation is linked to the performance of the Company. Information regarding our executive compensation program and policies, as well as the compensation of the Company’s Named Executive Officers is set out below under the headings “Compensation Discussion and Analysis” and “NEO Compensation Tables”. We urge stockholders to read these sections, including the related narrative and tabular compensation disclosure, in this Proxy Statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on a non-binding advisory basis to approve the compensation of the Named Executive Officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies for its Named Executive Officers. The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our NEOs described in this Proxy Statement.

At the annual meeting of the Company held in 2024, our stockholders approved a resolution to submit a Say-on-Pay proposal to our stockholders for an advisory vote on an annual basis.

At the Meeting, stockholders will be asked to approve, on a non-binding advisory basis, a resolution in the form set out below, to approve the Company’s executive compensation program and policies applicable to the NEOs.

The text of the resolution to be submitted to stockholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the Company’s proxy statement, dated April 29, 2026 is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The Say-on-Pay Proposal will be approved if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal, provided a quorum is present. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs is not binding on the Company, the Board or the Compensation Committee, we value the opinions of our stockholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this non-binding advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs.

The persons named as proxyholders in the accompanying proxy card intend to vote the Common Stock represented thereby FOR the Say-on-Pay Proposal, unless otherwise instructed by a stockholder on a properly executed and validly submitted proxy.

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PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF MGO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that the stockholders ratify the appointment of MGO as our independent registered public accounting firm to audit the Company’s consolidated financial statements for the 2026 fiscal year. The Audit Committee recommends to the Board the retention of the Company’s independent auditor, pursuant to the charter of the Audit Committee (the “Audit Committee Charter”). The Audit Committee has recommended, and the Board has approved, the appointment of MGO to serve as the Company’s auditor for the fiscal year ending December 31, 2026. The Audit Committee and the Board of Directors believe that the retention of MGO to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. Although ratification is not legally required and is advisory and non-binding, the Company is submitting the selection of MGO to its stockholders for ratification as a matter of good corporate governance. While the Audit Committee and Board are not required to take any action as a result of the outcome of this vote, they may investigate the reasons and consider whether to retain MGO or appoint another independent registered public accounting firm should stockholders reject the proposal. Even if the selection of MGO is ratified, the Audit Committee, in its discretion, may change its recommendation to the Board of the selection at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

MGO has served as the Company’s auditor since September 16, 2022, and previously served as the Company’s auditor for the fiscal years ended December 31, 2020 and 2019 and the fiscal quarter ended March 31, 2021. To the knowledge of the Company, neither MGO nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as our auditor.

Representatives of MGO are expected to virtually attend the Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Principal Audit Fees and Services

Aggregate fees billed by our independent auditor, MGO, for the years ended December 31, 2024 and December 31, 2025 are detailed in the table below.

	2025($)	2024($)
Audit Fees(1)	2,892,675	3,152,715
Audit Related Fees(2)	24,000	0
Tax Fees(3)	0	9,527
All Other Fees(4)	0	0
Total Fees Paid	2,916,675	3,162,242

(1)	“Audit Fees” for 2024 and 2025 include out-of-pocket expenses of MGO reimbursed by the Company.

(2)	Audit Related Fees for 2025 are primarily for assurance services not directly related to our annual financial statements such as agreed upon procedures, registration statements and similar matters. There were no such fees paid for the 2024 fiscal year.

(3)	The term “Tax Fees” means the aggregate fees billed for professional services rendered by the Company’s independent auditor for tax compliance, tax advice, and tax planning for the applicable year. Tax fees paid in 2024 relate to preparation of amended tax returns for the Company.

(4)	The term “All Other Fees” means the aggregate fees billed for products and services provided by the Company’s independent auditor for the applicable year, other than the services reported under the categories of “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Pre-approval Policies and Procedures

Pursuant to the Audit Committee Charter, our Audit Committee reviews, in advance, and either approves or does not approve, all audit, audit-related, tax and other non-audit services that our independent auditor provides to the Company. The Audit Committee Charter requires that all services received from our independent auditor be approved in advance by the Audit Committee. Pursuant to the Audit Committee Pre-Approval Policy adopted by the Audit Committee, the Audit Committee delegated to its Chair the authority to grant pre-approvals of specified services in accordance with such policy.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of its auditing functions with respect to the Company.

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026. This proposal will be approved if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal, provided a quorum is present. We do not expect any broker non-votes on the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and abstentions are not considered votes cast and will have no effect on the outcome of the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The persons named as proxyholders in the accompanying proxy card intend to vote the Common Stock represented thereby FOR the ratification of the appointment of MGO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, unless otherwise instructed by a stockholder on a properly executed and validly submitted proxy.

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AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing by Verano under the Securities Act of 1933, as amended, or the Exchange Act.

In accordance of its written charter, the role of the Audit Committee (the “Audit Committee”) of the Board of Directors of Verano Holdings Corp. (the “Company”) is to act in an objective, independent capacity as a liaison between the auditors, management and the Company’s Board of Directors and to ensure the auditors have a facility to consider and discuss governance and audit issues with parties not directly responsible for the Company’s operations. As part of its oversight responsibilities, the Audit Committee appointed Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for 2025.

Management has the responsibility for preparing the Company’s consolidated financial statements as well as for the Company’s financial reporting process and internal controls. MGO is responsible for auditing the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited consolidated financial statements with U.S. Generally Accepted Accounting Principles and the effectiveness of the Company’s internal control over financial reporting.

During 2025, the Audit Committee met with MGO, both, with and without management representation present, as deemed necessary, to discuss the results of its examinations, its evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee reviewed and discussed with management and MGO the Company’s audited consolidated financial statements and the assessment of the effectiveness of internal controls over financial reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Audit Committee also received from MGO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (“SEC”) regarding MGO’s communications with the Audit Committee concerning independence and discussed with MGO their independence from the Company and its management. Finally, the Audit Committee discussed with MGO, with and without management present, notice or the scope and results of MGO’s audit of such consolidated financial statements.

The Audit Committee reviewed the Company’s internal audit function, including the reporting obligations and proposed audit plans and periodic reports summarizing the results of internal auditing activities. The Audit Committee met with the Company’s legal counsel to review the status of litigation involving the Company or its subsidiaries. Further, the Audit Committee received reports to monitor and review the Company’s assessment of data protection and cybersecurity risk exposure and mitigation efforts.

Based on these reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that such audited consolidated financial statements for the fiscal year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on March 12, 2026.

Audit Committee of the Board

Lawrence Hirsh, Chair

Charles Mueller

Cristina Nuñez

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PROPOSAL NO. 4 – THE EQUITY PLAN REAPPROVAL PROPOSAL

The Equity Plan was approved by Majesta Minerals shareholders on January 27, 2021 and was adopted and approved by the Board on February 11, 2021 upon the consummation of the Go Public Transactions. The Equity Plan was approved by stockholders on June 22, 2023. In connection with the Continuance, each outstanding option issued by the Company (a “Company Option”) to purchase the Company’s Class A subordinate voting shares (the “Subordinate Voting Shares”), its common equity prior to the Continuance, was deemed to be adjusted to become one outstanding option to purchase an equal number of shares of Common Stock at the same exercise price per share and otherwise on the same terms and conditions under the Equity Plan and applicable award agreement. Each outstanding RSU to receive Subordinate Voting Shares was deemed to be adjusted to become one outstanding RSU to receive an equal number of shares of Common Stock with the same terms and conditions under the Equity Plan and applicable award agreement. A copy of the Equity Plan is appended hereto as Appendix B.

The maximum aggregate number of shares of Common Stock that may be issued under the Equity Plan will be determined by the Board from time to time, but in no case will exceed, in the aggregate, 10% of the aggregate number of shares of Common Stock then outstanding. As of the Record Date, the Company had 23,588 unexercised Company Options, RSUs covering the right to receive a total 2,446,438 shares of Common Stock, and an aggregate of 18,872,735 shares of Common Stock remained available for issuance under the Equity Plan.

Under Cboe rules, the Company must obtain stockholder approval every three years for the Equity Plan. Stockholder approval was last received on June 22, 2023. If stockholder approval is obtained at the Meeting, the Company will then be required to obtain a reapproval of the Equity Plan on or before June 18, 2029.

If the resolution is not passed, all unallocated entitlements must be cancelled and no further Equity Plan awards (“Awards”) will be granted (including new Awards to be granted after already outstanding Awards are cancelled, terminated or exercised) until we subsequently obtain stockholder approval. Outstanding Awards will not be affected.

Equity Compensation Plan Information

The following table sets out information as of December 31, 2025 with respect to the Equity Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding Options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by security holders	2,831,056 shares of Common Stock	$21.86	19,534,369 shares of Common Stock
Equity compensation plans not approved by security holders	-	-	-

	2,831,056 shares of Common Stock	$21.86	19,534,369 shares of Common Stock

(1)	Represents RSUs covering the right to receive a total of 2,807,468 shares of Common Stock and Options exercisable for a total of 23,588 shares of Common Stock.

(2)	Represents the weighted average exercise price of Company Options per share of Common Stock. The exercise price for Options is determined in Canadian dollars and has been converted to U.S. dollars based on the exchange rate published by the Bank of Canada on December 31, 2025, the last trading day of fiscal year 2025. RSUs do not have an exercise price and are not reflected in the weighted-average exercise price.

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(3)	The aggregate number of shares of Common Stock that may be issued under the Equity Plan is equal to 10% of the shares of Common Stock outstanding as of any given date, and thus, any issuance of securities by the Company automatically increases the number of securities available for issuance under the Equity Plan. Any Shares subject to an Award under the Equity Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are added back to the Equity Plan and again become available for Awards, except that, with respect to Company Options and SARs, the following Shares will not be added back to the Equity Plan reserve: (i) Shares tendered or withheld in payment of the exercise price; (ii) Shares tendered or withheld to satisfy tax withholding obligations; (iii) Shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise; and (iv) Shares purchased on the open market with cash proceeds from the exercise of Company Options.

At April 20, 2026, the following Awards were outstanding under the Equity Plan: (1) Options exercisable for a total of 23,588 shares of Common Stock, representing less than 1% of the then outstanding number of shares of Common Stock and (2) RSUs covering the right to receive a total 2,446,438 shares of Common Stock, representing less than 1% of the then outstanding number of shares of Common Stock. As of April 20, 2026, an aggregate of 18,872,735 shares of Common Stock remained available for issuance under the Equity Plan, representing less than 6% of the then outstanding number of shares of Common Stock.

As of April 24, 2026, we had 364,381,806 shares of Common Stock issued and outstanding, and our closing stock price on April 24, 2026 on Cboe was $1.16, converted from Canadian dollars to U.S. dollars using the exchange rate published by Bank of Canada on that date.

The number of unexercised Company Options and the number and value of unvested RSUs outstanding at December 31, 2025 for our Named Executive Officers are presented herein under the heading titled “Compensation Discussion and Analysis.”

Security-Based Compensation Arrangements

Summary of Terms and Conditions of the Equity Plan

Purpose of the Equity Plan

The Board believes that long-term equity incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors, consultants and advisors of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire an interest in the Company. The Board believes that providing these individuals with a stake in the Company serves to align certain elements of the Company’s compensation program with stockholder value creation and promotes retention of key talent. Accordingly, the purpose of the Equity Plan is to enable the Company to: (1) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (2) offer such persons incentives to put forth maximum efforts; and (3) compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and our stockholders.

Eligibility

Any of the Company’s employees, officers, directors, consultants (who are natural persons) (each a “Participant” and collectively, the “Participants”) are eligible to participate in the Equity Plan if selected by the Compensation Committee. The basis of participation of an individual under the Equity Plan, and the type and amount of any Award that an individual will be entitled to receive under the Equity Plan, will be determined by the Compensation Committee taking into account the nature of the services rendered by the respective Participants, their historical contributions to the success of the Company’s predecessor entities or affiliates, present and potential contributions to the success of the Company or such other factors as the Compensation Committee determines, based on its judgment as to the best interests of the Company, and therefore cannot be determined in advance. Accordingly, the benefits or amounts that will be received by any Participant or group of Participants under the Equity Plan are not determinable at this time.

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Awards granted pursuant to the Equity Plan may be convertible into, or exercisable for, as applicable, shares of Common Stock (individually and together, the “Shares”). The maximum aggregate number of Shares that may be issued under the Equity Plan will not exceed, in the aggregate, 10% of the number of Shares outstanding as of any date of determination. Any Shares subject to an Award under the Equity Plan that are forfeited, cancelled, expired unexercised, are settled in cash, or are tendered or withheld to satisfy tax withholding obligations of a Participant will again be available for Awards under the Equity Plan. Other than an Award made pursuant to any election by a Company director to receive an Award in lieu of all or a portion of annual and Board committee retainers and meeting fees, as may be applicable, no non-employee director may be granted Awards denominated in shares of Common Stock that exceed in the aggregate $1,000,000 in any calendar year.

The Equity Plan’s share reserve is subject to certain recycling limitations. Shares will not become available again for future issuance under the Equity Plan if they were subject to a net exercise of an option, tendered or withheld to pay the exercise price of an option or to satisfy tax withholding obligations on options or SARs, covered by a stock-settled SAR and not actually issued upon settlement, or repurchased by the Company using option exercise proceeds. Awards that are settleable solely in cash and substitute awards granted in connection with acquisitions or mergers do not count against the Equity Plan’s share reserve. With respect to dividend and dividend equivalent rights, the Compensation Committee may grant dividend equivalents to participants entitling them to receive payments equivalent to dividends paid on Shares; however, dividend equivalents may not be granted in connection with options, SARs, or other appreciation-based Awards, and any accrued dividend or dividend equivalent amounts may not be paid out until all conditions or restrictions relating to the underlying Award have been satisfied, waived, or lapsed. During the restriction period, the Compensation Committee has broad discretion to impose restrictions on restricted stock and RSUs, which may include limitations on the right to vote shares of restricted stock and limitations on the right to receive any dividend or other right or property with respect thereto.

If, and so long as, the Company is listed on the Cboe, the aggregate number of Shares issued or issuable to persons providing Investor Relations Activities (as defined in Cboe policies) as compensation within any 12-month period, shall not exceed 1% of the total number of the class of Shares listed on the Cboe then outstanding.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Equity Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in the Equity Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

Description of Awards

Company Options

The Compensation Committee is authorized to grant Awards of Company Options that are either incentive stock options, meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, meaning they are not intended to satisfy the requirements of such Section 422. Company Options granted under the Equity Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Equity Plan, except if a Company Option is substituted for another Company Option in connection with a corporate transaction, the exercise price of the Company Option will not be less than the fair market value (as determined under the Equity Plan) of the shares of Common Stock at the time of grant. Company Options granted under the Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable Award agreement or an employment agreement. With some limited exceptions, the maximum term of a Company Option granted under the Equity Plan will be ten years from the date of grant (or five years in the case of a Company incentive stock option granted to a stockholder of the Company who, at the time of grant, holds more than 10% of the issued and outstanding Shares). Payment in respect of the exercise of a Company Option may be made in cash or by check, by surrender of unrestricted Common Stock (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate. Additional provisions set forth in the Equity Plan will apply to Awards granted to Participants residing in California if such Award is granted in reliance on Section 25102(o) of the California Corporations Code. No more than 28,000,000 may be issued under the Plan in connection with exercise of incentive stock options.

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Restricted Stock

An Award of restricted stock is a grant of Common Stock, which is subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for shares of Common Stock subject to a restricted stock Award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (1) the Participant’s continued service over a period of time with the Company or its affiliates; (2) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (3) any combination of the above conditions as specified in the applicable Award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock Award with respect to those conditions which are not attained, and the underlying shares of Common Stock will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares of Common Stock. During the restriction period, the Compensation Committee has broad discretion to impose restrictions on restricted stock, which may include limitations on the right to receive any dividend or other right or property with respect thereto. Notwithstanding any other terms of an Award, dividend equivalent amounts may be accrued during the restriction period but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waiver or lapsed. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable Award agreement or an employment agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock Award will be forfeited.

Restricted Stock Units

Awards of RSUs are granted for a specified number of shares of Common Stock and entitle the holder to receive, after a period of continued service with the Company or its affiliates or upon the achievement of specific performance goals established by the Compensation Committee, or any combination of the foregoing, as set forth in the applicable Award agreement, one share of Common Stock for each share of Common Stock covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part shares of Common Stock in lieu of delivering only shares of Common Stock. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable Award agreement or an employment agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs are forfeited. During the restriction period, RSUs do not carry an automatic right to receive dividends; instead, any dividend and dividend equivalent amounts may be accrued but shall not be paid unless and until all conditions or restrictions relating to the Award have been satisfied, waived, or lapsed.

Stock Appreciation Rights

Stock appreciation rights awarded under the Equity Plan (a “SAR”) entitle the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR and the date of exercise payable in shares of Common Stock. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR will be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Company Options as described above would be applicable to the SAR. The grant price of a SAR shall not be less than 100% of the fair market value of one Share on the date of grant; provided, however, that, subject to applicable law and stock exchange rules, the grant price may be below fair market value if the SAR is granted in substitution for a stock appreciation right previously granted by an entity acquired by or merged with the Company or an affiliate.

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Other Stock-Based Awards and Dividend Equivalents

The Compensation Committee may grant other Awards that are denominated or valued in whole or in part by reference to shares of Common Stock. The Compensation Committee will determine the terms and conditions of such Awards. No other stock-based Award will contain a purchase right or option-like exercise feature. The Compensation Committee may also grant dividend equivalents to participants, entitling them to receive payments equivalent to dividends paid on Shares. Dividend equivalents may not be granted in connection with options, SARs, or similar appreciation-based Awards, and any accrued amounts may not be paid out until all restrictions on the underlying Award have lapsed.

Administration of the Equity Plan

The Equity Plan is administered by the Compensation Committee, which has full power and authority to, among other things: designate participants; determine the type, number, and terms and conditions of Awards; amend Award terms (subject to limitations set forth in the Equity Plan); accelerate the exercisability of Awards or the lapse of restrictions; determine the manner in which Awards may be exercised, canceled, or suspended; interpret the Equity Plan and any related instruments; establish and amend rules and regulations; and adopt modifications or subplans necessary to comply with the laws of jurisdictions in which the Company or its affiliates operate. Unless otherwise expressly provided in the Equity Plan, all designations, determinations, interpretations, and other decisions under the Equity Plan are within the sole discretion of the Compensation Committee, are final, conclusive, and binding on all participants, Award holders, and Company employees. The Compensation Committee may delegate authority to grant Awards to one or more officers or directors of the Company, subject to terms and limitations it establishes in its sole discretion, however, the Compensation Committee may not delegate this authority with regard to grants to officers subject to Section 16 of the Exchange Act, or in a manner that would cause the Equity Plan to fail to comply with applicable exchange rules. Notwithstanding anything to the contrary, the Board may, at any time and without further action from the Compensation Committee, exercise the Compensation Committee’s powers and duties under the Equity Plan, unless doing so would cause the Equity Plan to fail to comply with applicable securities rules. Additionally, only the Compensation Committee (or another qualifying independent directors committee) may grant Awards to non-employee directors. To the full extent permitted by law, no member of the Board, the Compensation Committee, or any person to whom the Compensation Committee delegates authority shall be liable for any action or determination taken in good faith with respect to the Equity Plan or any Award. Such persons are entitled to indemnification by the Company in connection with those actions and determinations, in addition to any other indemnification rights they may have by virtue of their position with the Company.

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Equity Plan will be nontransferable except by will or by the laws of descent and distribution. No Participant will have any rights as a stockholder with respect to shares of Common Stock covered by Company Options, SARs, restricted stock awards, RSUs or other stock-based Awards, unless and until such Awards are settled in shares of Common Stock.

No Company Option (or, if applicable, SARs) will be exercisable, no shares of Common Stock will be issued, no certificates for shares of Common Stock will be delivered and no payment will be made under the Equity Plan except in compliance with all applicable laws.

Subject to the requirements of Cboe and applicable laws, the Board may amend, alter, suspend, discontinue or terminate the Equity Plan and the Compensation Committee may amend any outstanding Award at any time; provided that: (1) such amendment, alteration, suspension, discontinuation, or termination will be subject to the approval of the Company’s stockholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Equity Plan or any rules or requirements of any applicable securities exchange; and (2) no such amendment or termination may materially and adversely affect Awards then outstanding without the Award holder’s permission, except as required by law.

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In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, takeover bid or tender offer, repurchase or exchange of shares of Common Stock or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company entering into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided, however that the consummation of the event subsequently occurs):

●	termination of the Award, whether or not vested, in exchange for cash or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights;
●	the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion;
●	assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for by similar options, rights or Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
●	that the Award will be exercisable or payable or fully vested, notwithstanding anything to the contrary in the applicable Award agreement; or
●	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Summary of U.S. Federal Income Tax Consequences

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the Equity Plan, based upon the provisions of the Internal Revenue Code as of the date of this Proxy Statement, for the purposes of stockholders considering how to vote on this proposal. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. It is not intended as tax guidance to Participants in the Equity Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual Participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

Incentive Stock Options

Recipients of Incentive Stock Options (“ISOs”) will not be treated as receiving taxable income upon the grant of an ISO. If Shares are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the Equity Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the Share on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock options (“NQSOs”) as discussed below. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

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Nonqualified Stock Options

Recipients of NQSOs will not recognize any taxable income upon the grant of such Award. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. Upon the exercise of an NQSO, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of the Shares received on the date of exercise over the exercise price. If the Shares acquired upon exercise of a NQSO are later sold or exchanged, then the participant will realize long-term or short-term capital gain income depending upon the length of time such Shares were held by the participant if the amount realized on the sale or exchange exceeds the fair market value of such Shares on the date of such exercise. If the recipient’s basis in the Shares exceeds the amount realized on the sale, they will realize a capital loss.

Restricted Stock Awards

Recipients of an Award of restricted stock will not be taxed upon the grant of restricted stock, but will rather recognize ordinary income equal to the fair market value of the Shares at the earlier of the time the Shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Internal Revenue Code (the “Code”)). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the Shares will equal their fair market value at the time the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the Shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Recipients of RSUs will recognize ordinary income equal to the fair market value of the underlying Shares on the date on which the restrictions lapse and the date they receive Shares. Any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date the Shares were received.

Stock Appreciation Rights

Recipients of SARs are not subject to tax at the time of the grant. At the time the SAR is exercised, the recipient will include in income the appreciation inherent in the SAR, or the difference between the base price of the SAR (e.g., fair market value of the Shares on the date of grant) and the fair market value of the Shares on the date the SAR is exercised. The Company is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient. The participant’s tax basis in any Shares received upon exercise of an SAR will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.

Performance Awards, Other Stock-Based Awards and Dividend Equivalents

The Committee has wide discretion to set the terms and conditions of any other stock-based awards and of any dividend equivalents, and, as such, the determination of when the recipient will incur taxable income in respect of a performance award, an other stock-based award or of a dividend equivalent depends on the specific terms of the Award. Generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any Shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

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Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which remain the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

New Plan Benefits

Awards that may be granted to eligible persons under the Equity Plan are subject to the discretion of the Compensation Committee, so we cannot currently determine the benefits or amounts that will be received or allocated to our current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees, including all current officers who are not executive officers, as a group. Consequently, no New Plan Benefits Table is included in this Proxy Statement.

The following table sets forth the awards and the dollar value of the Awards granted under the plan during 2025 to (i) each of our named executive officers, (ii) all executive officers at the end of 2025 as a group, (iii) all non-employee directors in 2025 as a group and (iv) all employees other than executive officers as a group, in each case prior to any withholding of Shares by the Company for tax withholding purposes.

Name	RSUs Received in 2025 (#)	Dollar Value of RSUs Received in 2025
George Archos Chair of the Board, Chief Executive Officer and President	127,846	$80,543
Richard Tarapchak Chief Financial Officer & Treasurer	111,696	$70,368
John Tipton Former President of the Southern Region, Director	107,659	$67,825
Laura Kalesnik General Counsel, Chief Legal Officer and Secretary	107,659	$67,825
Trip McDermott Chief Operating Officer	100,931	$63,587
All executive officers as a group	996,794	$627,980
All non-employee directors as a group	57,672	$36,333
All other employees as a group	764,587	$482,100

Resolution

At the Meeting, the stockholders of the Company will be asked to pass the following resolutions (collectively the “Equity Plan Resolution”):

Equity Plan Resolution

1. The Equity Plan (the “Equity Plan”) of Verano Holdings Corp. (the “Company”) in substantially the form described in and appended to the proxy statement of the Company, dated April 29, 2026, be and the same is hereby ratified, confirmed and approved and shall thereafter continue and remain in effect until further ratification is required pursuant to the rules of the Cboe Canada (“Cboe”) or other applicable regulatory requirements.

2. All unallocated awards to acquire shares of Common Stock, par value $0.001, of the Company, and all other rights or other entitlements available under the Equity Plan, as further amended or supplemented from time to time, are hereby approved and authorized.

3. The Company shall have the ability to continue granting awards under the Equity Plan until June 18, 2029 or such other date that is three years from the date on which stockholder approval of unallocated awards under such Equity Plan is obtained.

4. The Board of Directors of the Company is authorized and directed to make any changes to the Equity Plan as may be required by the Cboe or other regulatory authorities, without further approval by the stockholders of the Company.

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Equity Plan Reapproval Proposal. The Equity Plan Reapproval Proposal will be approved if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal, provided a quorum is present. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the Equity Plan Reapproval Proposal.

The persons named as proxyholders in the accompanying proxy card intend to vote the Common Stock represented thereby FOR the Equity Plan Reapproval Resolution, unless otherwise instructed by a stockholder on a properly executed and validly submitted proxy.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock as of the Record Date for: (1) each of the five members of the Board, all of whom are nominees for re-election to the Board at the Meeting; (2) each Named Executive Officer, (3) each person known to the Company to be a beneficial owner of more than 5% of the Company’s securities; and (4) all members of the Board, the Named Executive Officers and all other executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person is deemed to have beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days, including upon the vesting of RSUs and the vesting of Company Options. Except as indicated, all of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A. Percentages are based on 364,381,806 shares of Common Stock issued and outstanding as of the Record Date, plus convertible securities as required by the applicable securities rules and regulations noted below.

Name	Shares of Common Stock	% of Total Common Stock
5% Holders

Eminence Capital, LP (1)	27,786,719	7.6%

George Archos, Director, Director Nominee & NEO (2)	27,138,666	7.4%

Other Directors and Executive Officers

Cristina Nuñez, Director & Director Nominee (3)	163,481	*

Lawrence Hirsh, Director & Director Nominee (4)	173,838	*

Charles Mueller, Director & Director Nominee (5)	91,399	*

John Tipton, Director, Director Nominee & NEO (6)	4,787,407	1.3%

Brett Summerer, Former Principal Financial Officer (7)	0	*

Richard Tarapchak, NEO (8)	292,200	*

Laura Marie Kalesnik, NEO (9)	433,433	*

Trip McDermott, NEO (10)	329,343	*

All Company directors and executive officers as a group (12 persons) (11)	34,273,976	9.4%

* represents less than 1%

(1)	According to a Schedule 13G filed on November 14, 2025 (“Schedule 13G”) with the SEC by Eminence Capital, LP (“Eminence Capital”) and Ricky C. Sandler. Eminence Capital serves as the management company or investment adviser to various investment funds and a separately managed account (collectively, the “Eminence Funds and SMA”) that hold shares of Common Stock and it is deemed to have shared voting and dispositive power over such shares of Common Stock. The general partner of Eminence Capital is Eminence Capital GP, LLC, the sole managing member of which is Mr. Ricky C. Sandler. Mr. Sandler is the Chief Executive Officer of Eminence Capital and may be deemed to have shared voting and dispositive power with respect to the shares of Common Stock held by the Eminence Funds and SMA. The address for Eminence Capital and Mr. Sandler is 399 Park Avenue, 25th Floor, New York, NY 10022.

(2)	Includes: (i) 14,674,395 shares of Common Stock held directly by Mr. Archos; (ii) vested Company Options to purchase 8,843 shares of Common Stock with an exercise price of $22.37 (using the exchange rate published by the Bank of Canada on the Record Date); (iii) 74,970 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date; (iv) 1,817,688 shares of Common Stock held by Copperstone Trust; (v) 5,733,816 shares of Common Stock held by GP Management Group, LLC and (vi) 4,420,790 shares of Common Stock held by Archos Capital Group. Mr. Archos holds sole voting and dispositive power over the Common Stock held by each of the foregoing entities. Also includes 408,164 shares of Common Stock held by E&P Archos Holdings, LLC and E&P Archos Holdings II, LLC in the aggregate. Mr. Archos disclaims beneficial ownership of such shares of Common Stock.

(3)	Includes 10,192 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date.

(4)	Includes 10,191 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date.

(5)	Includes 10,191 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date.

(6)	Includes 461,758 shares of Common Stock held by Mr. Tipton’s spouse.

(7)	Mr. Summerer is the former Chief Financial Officer of the Company. His employment with the Company terminated in April 2025. The number of shares included here is based on documents Mr. Summerer has filed with the SEC, the Company’s records and information provided by Mr. Summerer.

(8)	Includes 59,009 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date.

(9)	Includes 63,133 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date.

(10)	Includes 59,186 RSUs to be settled in shares of Common Stock on a one-to-one basis and which vest within 60 days after the Record Date.

(11)	Includes: (i) an aggregate of vested Company Options to purchase 12,578 shares of Common Stock with an exercise price of $22.37 (using the exchange rate published by the Bank of Canada on the Record Date); and (ii) an aggregate of 420,091 RSUs to be settled in shares of Common Stock on a one-to-one basis which vest within 60 days after the Record Date.

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CORPORATE GOVERNANCE

Board of Directors

In accordance with the NRS and the Articles of Incorporation and Bylaws of the Company, the Board is responsible for the stewardship of the Company and managing and supervising the management of our business and affairs, including providing guidance and strategic oversight to the Company’s officers.

Our Bylaws provide that a majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present is considered an act of the Board.

Biographical information of each member of the Board, including their respective ages and business experience, is included above under the heading titled “Proposal No. 1-Election of Directors”.

Board Responsibilities

The Board does not have a written board mandate. The Board has full control over the business and affairs of the Company. Directors, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. The Board oversees the Company’s strategic direction, evaluates the performance of its senior executives and reviews its financial results. The selection of a period for the achievement of corporate goals is the responsibility of the Board. The Chair of the Board leads the Board in these requirements.

As allowed by applicable law, applicable stock exchange rules and our Articles of Incorporation and Bylaws, the Board has delegated certain of its duties and responsibilities to its two standing committees, the Audit Committee and Compensation Committee. The duties and responsibilities of these standing committees are set out in the respective charters.

The Board has determined to hold scheduled meetings at least quarterly, with additional meetings to be held as required. Board members are expected to attend Board meetings and meetings of committees on which they serve, as well as each annual meeting of the stockholders of the Company.

Risk Oversight

In overseeing the Company’s risk-taking tolerance and risk management, the Board will review and discuss with management, at least annually, the Company’s risk assessment process, risk management framework, control and reporting mechanisms, implementation process and monitoring. The approach is intended to foster open dialogue and assist the Board in understanding critical risks of the Company’s business and strategy and evaluating the Company’s risk management processes.

As set forth in its charter, the Audit Committee will coordinate with and assist the Board in its oversight of risk. In particular, the Audit Committee will review and discuss, at least annually, the Company’s material financial risk exposures and the steps management has taken to monitor and control these exposures. The Compensation Committee will coordinate with and assist the Board in its consideration of the Company’s risk assessment and risk management as they relate to compensation policies and practices. In particular, the Compensation Committee will review and discuss short-term and long-term compensation incentives for management.

Nomination of Directors

The Board has not established a standing nominating committee; however, in accordance with the rules and regulations of Cboe and our corporate governance guidelines (the “Corporate Governance Guidelines”), only the independent directors of the Board (together, the “Independent Directors”), currently consisting of Messrs. Mueller and Hirsh and Ms. Nuñez can approve the nominating criteria for the members of the Board and make recommendations to the Board for director nominees. The Independent Directors perform the functions typically assigned to a nominating committee, including the identification, recruitment and nomination of candidates for the Board and its committees. It is the view of the Board that the new Independent Directors are responsible for selecting and nominating Independent Directors and that it is not necessary to establish a separate nominating committee.

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The Independent Directors recommended that the Board nominate all director nominees named in this Proxy Statement to serve on our Board and found that all director nominees have the requisite skills, work experience, knowledge and experience to serve on our Board.

The Independent Directors also review the qualifications of, and make recommendations to the Board regarding, nominations submitted to the Company by stockholders in accordance with the Company’s Articles of Incorporation, Bylaws and applicable securities rules and regulations using the same assessment process described above.

Board Adopted Policies

Cboe has rules regarding corporate governance that set forth certain requirements applicable to boards of directors and management of listed companies. Because our Common Stock is listed for trading on Cboe, these Cboe rules are applicable to us. Similarly, as part of its listing requirements, Nasdaq has issued rules regarding corporate governance that set forth certain requirements applicable to boards of directors and management of listed companies. Although no Company securities are listed on Nasdaq or any other U.S. stock exchange, we have considered such Nasdaq rules as “best practices” for U.S. issuers to follow.

We recognize that good corporate governance plays an important role in our overall success and in enhancing stockholder value and, accordingly, we have adopted corporate governance policies, guidelines and practices to comply with the NRS, the Cboe listing rules and, in the case of certain policies, the Nasdaq listing rules regarding corporate governance.

The Board has adopted the Code of Conduct. The Code of Conduct has been filed with the SEC and on SEDAR+ and is accessible on the Company’s profile pages at https://www.sec.gov and https://www.sedarplus.ca, and it is also available on our website at https://investors.verano.com. The Company will, upon request, provide a copy of the Code of Conduct free of charge to any stockholder.

The Board and its committees have adopted various charters, policies and governance guidelines, including charters for the Audit Committee and Compensation Committee, corporate governance guidelines, a corporate disclosure policy, majority voting policy, whistleblower policy, insider trading policy, stock ownership policy, and clawback policy. These policies and guidelines are available on our website at https://investors.verano.com, and are not deemed to be incorporated in this Proxy Statement or to be part of this Proxy Statement. In addition, the Board has also adopted the Related Party Policy, external communications and fair disclosure policy, guidelines for hiring employees and former employees of our independent auditor and risk management guidelines.

Hedging Policies or Practices

Our employees are discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of equity securities granted to them by the Company as compensation or held, directly or indirectly, by the officer or employee. The Company’s insider trading policy, which is available on our website at https://investors.verano.com, prohibits directors, executive officers and specified other insiders of the Company from entering into any transaction that has the effect of offsetting their economic value of any direct or indirect interest in the securities of the Company. Hedging also may not be utilized by our executive officers to offset the value of any stockholding requirements applicable to any such officer under the Company’s stock ownership policy.

Board Leadership Structure

Our Board has a Chair, currently our CEO and President, Mr. Archos, who has authority, among other things, to call and preside over Board meetings. Our Board does not have a lead independent director. Given our number of directors and the nature of the Company’s business, the Board has concluded that our current leadership structure is appropriate at this time. The Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

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Director Independence

The Board determines the independence of our directors within the meaning of that term as defined in accordance with the listing rules of Cboe and Nasdaq and applicable SEC rules. The determination of independence includes a number of objective tests, such as, the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his or her family members has engaged in various types of business dealings with us, and that neither the director nor any of his or her family members is a current partner of our independent auditor, or was a partner or employee of our independent auditor who worked on our audit at any time over the past three years. In addition, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

It has been determined by the Board that three of our current directors, all of whom are director nominees, are independent applying the independence rules of Nasdaq and Cboe as well as within the meaning of applicable SEC rules: Charles Mueller, Cristina Nuñez and Lawrence Hirsh.

None of our directors or director nominees are presently directors of other reporting issuers in the U.S., Canada or elsewhere.

Director Orientation and Continuing Education

While the Company does not have a formal director orientation program, the Company and the Board consider that orienting and educating directors are important elements of ensuring responsible governance. The Board will periodically evaluate a formal orientation program for new directors and a formal continuing education program for existing directors. New directors are provided with the Company’s continuous disclosure documents required by Cboe, the SEC and the CSA, the Corporate Governance Guidelines and all our other guidelines, policies and programs, and the charters of each of the standing committees of the Board. In addition, the Board receives periodic presentations and materials prepared by management regarding the business of the Company as well as the industry in which the Company operates, including regulatory and legislative updates at both the U.S. state and federal levels. Site visits to the Company’s facilities are provided to the members of the Board and outside educational programs pertaining to the directors’ responsibilities may be arranged.

Board Assessments

In early 2026, each director completed a director self-evaluation as well as evaluations of the functions and duties of the Board and the committees of the Board on which such director served in 2025. The evaluations were used as a resource in the annual evaluation of the Board and its committees. Each director has regular opportunity to assess the Board as a whole, its committees and other directors given that the Board is comprised of five members, with three members of the Board comprising the members of the Board’s two standing committees, and the Board and its committees typically meet at least quarterly during the year.

Board and Committee Meetings

A yearly calendar was adopted in 2025 that sets forth scheduled quarterly Board and committee meetings for 2026 and includes agendas for each scheduled meeting. At scheduled quarterly Board and committee meetings, directors receive management reports regarding our operations, financial performance, human capital, marketing and sales, investor relations matters, legal and regulatory matters, prospects, plans and industry trends, as well as opportunities and risks and issues facing the Company. The agendas for scheduled meetings of the Board and its committees are reviewed in advance in consultation with management and may be updated based on such review and consultation. Directors have full access to officers and employees of the Company and, as they deem necessary and appropriate, the Company’s advisors, including legal counsel and independent auditors. The Board and its committees may retain independent advisors in their discretion and at the cost of the Company. The Board and its committees are given the opportunity at each meeting to hold executive sessions and the non-employee directors may hold executive sessions and include any of our advisors or management members at any other times as they may determine in their discretion.

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During the year ended December 31, 2025, the Board held nine meetings. All directors attended the Company’s annual meeting of stockholders held in June 2025. All Independent Directors attended 100% of the meetings held by the Board and meetings of committees on which they served during their respective tenures in 2025, and each director attended more than 75% of the Board meetings and meetings of the committees on which they serve held in 2025.

Under our Corporate Governance Guidelines, members of the Board are expected to devote the time necessary to appropriately discharge their responsibilities and to prepare for and, to the extent possible, attend and participate in all meetings of the Board and of Board committees on which they serve. Each director is expected to attend the annual meeting of stockholders.

Chair of the Board

The Chair of the Board presides over all meetings of the directors, oversees the agendas of the meetings of the Board, manages the affairs of the Board and facilitates open discussions of directors at meetings of the Board. The Chair previews information sent to the Board as necessary and approves meeting agendas and schedules to assure that there is sufficient time for discussion of agenda items.

Chair of the Audit Committee

The Chair of the Audit Committee is designated by the Board. The Chair of the Audit Committee’s primary role is to ensure that the Audit Committee meets its obligations and responsibilities, fulfills its purpose and that its organization and mechanisms are in place and are working effectively. More specifically, in accordance with the Audit Committee Charter, the Chair of the Audit Committee:

●	chairs meetings of the Audit Committee and supervises the conduct of the meetings;

●	in consultation with the other members of the Audit Committee, the Company’s independent auditor and the appropriate officers of the Company, oversees the agenda for each Audit Committee meeting;

●	supervises the conduct of the meetings and may have other responsibilities as the Audit Committee may specify from time to time; and

●	provides leadership to the Audit Committee with respect to its functions as described in the Audit Committee Charter and as otherwise may be appropriate.

Chair of the Compensation Committee

The Chair of the Compensation Committee’s primary role is to ensure that the Compensation Committee meets its obligations and responsibilities, fulfills its purpose, and that its organization and mechanisms are in place and are working effectively. Specifically, the Chair of the Compensation Committee:

●	chairs meetings of the Compensation Committee and supervises the conduct of the meetings;

●	in consultation with the other members of the Compensation Committee, and the appropriate officers of the Company, oversees the agenda for each Compensation Committee meeting;

●	supervise the conduct of the meetings and may have other responsibilities as the Compensation Committee may specify from time to time; and

●	provide leadership to the Compensation Committee with respect to its functions as described in Compensation Committee Charter and as otherwise may be appropriate.

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Chief Executive Officer

Mr. Archos was appointed as CEO of the Company at the time of the Go Public Transactions on February 11, 2021. Pursuant to the terms of an employment agreement between Mr. Archos and the Company, dated February 18, 2021, as amended, Mr. Archos reports to the Board.

The primary role of the CEO is to lead the management of the Company’s business and affairs in an effective, efficient and forward-looking way and to fulfill the priorities, goals and objectives determined by the Board in the context of the Company’s strategic plans and budgets. The key accountabilities and responsibilities of the CEO include, among other things: duties and supervision relating to the Company’s values, strategy, governance, risk management, financial information, human resources management, operational direction, Board interaction, succession planning and effective communication with stockholders, employees, regulators and other stakeholders. The Compensation Committee Charter provides that the Compensation Committee reviews corporate goals and objectives relevant to the CEO, sets the CEO’s compensation and evaluates the CEO’s performance.

Director Term Limits

The Company has not adopted a policy which imposes term limits for directors, in part because of the relatively short history of the Company commencing in 2021 and the tenure of the current Board members. The Company believes that it is crucial that directors understand its industry and its business, which the Company believes requires a certain length of service on the Board. Long-term directors accumulate extensive Company knowledge while new directors bring new experiences and perspectives to the Board. It is important to achieve an appropriate balance of both experience and new perspectives to ensure an effective Board.

Board Committees

Audit Committee

The role of the Audit Committee is to act in an objective, independent capacity as a liaison between our independent auditor, management and the Board and to ensure our independent auditor has a facility to consider and discuss governance and audit issues with parties not directly responsible for financial performance and operations. The Audit Committee reviews the financial reports and other financial information that we provide to the SEC, the CSA, Cboe and other regulatory authorities and our stockholders, as well as reviews our internal controls over financial reporting, including auditing, accounting and financial reporting processes.

Additionally, the Audit Committee is responsible for coordinating with and assisting the Board in overseeing the Company’s management of risk, including the Company’s processes for identifying, assessing and managing risks. The Audit Committee is responsible for reviewing and discussing the processes by which management of the Company identifies, assesses and manages risks and is responsible for discussing the Company’s major risk exposures and the steps management has taken to monitor and control these exposures.

In 2025, our Audit Committee consisted of Mr. Hirsh, Ms. Nuñez, and Mr. Mueller. Mr. Hirsh served as Chair of the Audit Committee. The members of our Audit Committee during 2025 and currently have been determined by the Board to be “financially literate” and “independent” within the applicable meanings of the listing rules of Nasdaq, Cboe, and SEC rules. Further, each of Mr. Hirsh and Mr. Mueller is an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder by the SEC.

The following chart sets forth the current composition of our Audit Committee:

Name of Member	Independent (1)	Financially Literate (2)	Financial Expert (3)
Charles Mueller	Yes	Yes	Yes
Cristina Nuñez	Yes	Yes	No
Lawrence Hirsh	Yes	Yes	Yes

(1)	The Board determines the independence of the members of the Audit Committee within the meaning of applicable U.S. securities rules and regulations and in accordance with the listing rules of Cboe and Nasdaq.

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(2)	A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)	A member of the Audit Committee is an audit committee financial expert if he or she possess (i) an understanding of U.S. generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of U.S. generally accepted accounting principles to accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing, or evaluating financial statements of a breadth and level of accounting complexity generally comparable to that to be present in the Company’s financial statements (or experience actively supervising others engaged in such activities), (iv) an understanding of internal control over financial reporting, and (v) an understanding of audit committee functions.

The education and experience of each member of the Audit Committee that may be relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading titled “Proposal No. 1-Election of Directors”.

Our Board has adopted the Audit Committee Charter, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC, Cboe and Nasdaq, a current copy of which is available on our website at https://investors.verano.com. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee in its discretion.

Both our independent auditor and internal accounting and finance personnel regularly meet with the Audit Committee and have unrestricted access to the Audit Committee. At no time was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Our Audit Committee held five meetings during the year ended December 31, 2025.

Compensation Committee

In 2025, the Compensation Committee consisted of Ms. Nuñez, Mr. Hirsh, and Mr. Mueller. Ms. Nuñez serves as the Chair of our Compensation Committee. The role of the Compensation Committee is to assist the Board in fulfilling its responsibilities for compensation philosophy and guidelines and fixing compensation for the CEO and recommending to the Board compensation for all other executive officers of the Company. In addition, the Compensation Committee is charged with reviewing the Company’s annual bonus and long-term incentive plans and proposing changes thereto, approving awards and the terms thereof under the Company’s annual bonus and long-term incentive plans and recommending any other employee benefit plans, incentive awards, bonuses and prerequisites with respect to the Company’s executive officers and employees.

Additional discussion of the role and responsibilities of the Compensation Committee is set forth below under the headings titled “Compensation Discussion and Analysis” and “Statement of Director Compensation”.

The Board has adopted the charter for the Compensation Committee (the “Compensation Committee Charter”) setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC, Cboe and the guidance Nasdaq, a current copy of which is available on our website at https://investors.verano.com.

The Board determined that Ms. Nuñez, Mr. Hirsh and Mr. Mueller are independent in accordance with the listing rules of Nasdaq and Cboe, and applicable SEC rules and regulations.

Our Compensation Committee held four meetings during the year ended December 31, 2025.

Communications with the Board

Stockholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors), any committee of the Board or the chair of any Board committee. Written correspondence may be sent addressed to the Board, any committee or any individual director, c/o Corporate Secretary, Verano Holdings Corp., 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A.

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EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Positions
George Archos	46	Chair of the Board, CEO and President
Laura Marie Kalesnik	63	Chief Legal Officer, General Counsel & Secretary
Richard Tarapchak	60	Chief Financial Officer
Trip McDermott	38	Chief Operating Officer
Aaron Miles	47	Chief Investment Officer
Josh Heine	37	Vice President, Corporate Controller
James Leventis	40	Chief Strategy and Compliance Officer
David Spreckman	36	Chief Marketing Officer

Biographical Information

The biography of George Archos can be found under the heading “Proposal No. 1-Election of Directors”. The following is biographical information for our other executive officers.

Laura Marie Kalesnik, Chief Legal Officer, General Counsel & Secretary

Ms. Kalesnik was appointed Chief Legal Officer, General Counsel and Secretary of the Company in June 2023 and served as Executive Vice President, Deputy General Counsel from March 2021 to June 2023. Prior to joining the Company, Ms. Kalesnik worked with the Company as outside counsel on a number of acquisitions, the Go Public Transactions and other securities and corporate matters. Ms. Kalesnik brings more than 30 years of legal experience to the Company’s executive team having served as a corporate partner with the international law firm Dorsey & Whitney LLP from August 2017 to January 2021 and as a corporate partner with the global law firm Norton Rose Fulbright US LLP from April 2005 to August 2017. Ms. Kalesnik’s representative experience includes buy and sell side mergers and acquisitions, securities offerings and public reporting, restructurings, financings and corporate governance. Ms. Kalesnik received a BA in Finance from the University of Oklahoma, an MBA from the American Graduate School of International Management, and a JD from Southern Methodist University. Ms. Kalesnik has been recognized as a Texas Top Rated Lawyer and Texas Super Lawyer.

Richard Tarapchak, Chief Financial Officer

Mr. Tarapchak was appointed Chief Financial Officer of the Company in April 2025 and previously served as Executive Vice President, Finance & Corporate Controller of the Company from July 2022 to April 2025. Prior to joining the Company, Mr. Tarapchak served in various accounting and finance roles, including as Vice President Corporate Controller and Chief Accounting Officer of II-VI Incorporated from January 2021 to July 2022, Corporate Controller of Reynolds Group Holdings Limited from 2015 to 2021, Chief Financial Officer of National Material L.P. from 2014 to 2015, and a number of positions at Navistar International Corporation, including, most recently, Senior Vice President and Corporate Controller from 2010 to 2014. Mr. Tarapchak earned a business administration degree from Wittenberg University in 1987 and an MBA in finance and accounting from The Ohio State University in 1992 and is a certified public accountant. Mr. Tarapchak also serves as a board member of the Illinois CPA Society.

Trip McDermott, Chief Operating Officer

Trip McDermott was appointed Chief Operating Officer of the Company in June 2023, and previously served as Executive Vice President, Operations for the Company from November 2021 to June 2023. In this pivotal role, Mr. McDermott has worked across all functions of the Company to drive excellence in standard operating procedures across the Company’s flagship Zen Leaf and MÜV dispensaries and third-party retail partners. Prior to joining the Company, Mr. McDermott spent nearly seven years as Vice President of Corporate Development & Strategy at BellRock Brands, a Denver-based cannabis company, where Mr. McDermott played an integral role in expanding the company from one to eight markets, completing a merger with Mary’s Medicinals, executing and managing multiple third-party licensing transactions and the company listing on the Canadian Securities Exchange. Mr. McDermott received a BSBA in finance and entrepreneurship from Boston University.

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Aaron Miles, Chief Investment Officer

Mr. Miles has served as Chief Investment Officer of the Company since June 2021. Mr. Miles joined Verano LLC in September 2020 and served as Head of Investor Relations of Verano LLC and of the Company upon consummation of the Go Public Transactions, until his promotion to Chief Investment Officer in June 2021. Mr. Miles has worked in a finance capacity for more than 19 years with capital markets, investor relations, treasury, mergers and acquisitions and communication responsibilities throughout a career that has spanned organizations including Cresco Labs, Inc. from September 2018 to May 2019 and December 2019 to September 2020, the New York Stock Exchange from May 2019 to December 2019, Tribune Publishing from June 2017 to August 2019, Navigant Consulting from December 2014 to June 2017, the CME Group from May 2011 to October 2014, and Abbott Labs from June 2008 to May 2011. Mr. Miles graduated from Central Michigan University in 2002 with a Bachelor of Science in Economics, and from Walsh College in 2005 with a Master of Science in Finance.

Josh Heine, Vice President, Corporate Controller

Mr. Heine was appointed as Vice President, Corporate Controller of the Company in April 2025 and previously served as the Company’s Director, Finance – Technical Accounting from February 2024 to April 2025. Prior to joining the Company, Mr. Heine served for over 11 years in various accounting roles in the greater Chicago area with the international accounting firm Deloitte, most recently as an Audit & Assurance Senior Manager for over four years. Mr. Heine earned a Master of Accountancy, a B.B.A. in accounting and a B.B.A. in management from the University of Iowa, the Tippie College of Business. Mr. Heine is a certified public accountant.

James Leventis, Chief Strategy and Compliance Officer

Mr. Leventis was appointed as Chief Strategy and Compliance Officer of the Company in July 2025 and served as Executive Vice President, Government Affairs and Compliance from March 2019 to June 2025. Prior to joining the Company, Mr. Leventis was a Principal at The Advis Group from August 2015 to February 2019, a national legal-based healthcare consulting firm, where he led the company’s pharmaceutical, regulatory, and commercial strategy practices. Mr. Leventis provided regulatory compliance and corporate counsel to a broad range of healthcare providers, helping his clients develop new commercial ventures, optimize operations and business management strategies, navigate complex regulatory landscapes, and resolve corporate investigations. Prior to joining The Advis Group, Mr. Leventis was an attorney at Kamensky Rubinstein Hochman & Delott, LP (now Roetzel & Andress, LPA), where he represented national healthcare clients in regulatory and commercial litigation matters and was also instrumental in helping clients obtain and operate cannabis licenses in Illinois following the passage of the Compassionate Use of Medical Cannabis Program Act. Mr. Leventis has served as a founding member and executive officer on a number of boards, trade associations, and political action committees, including the United States Cannabis Roundtable, the American Rights and Reform PAC, the American Trade Association of Cannabis and Hemp, the Florida Medical Marijuana Association, the Cannabis Business Association of Illinois, the New Jersey Cannabis Trade Association, the Pennsylvania Cannabis Coalition, the Arizona Dispensaries Association, the Maryland Medical Cannabis Trade Association, and the Connecticut Medical Cannabis Coalition. Mr. Leventis received a dual-degree BA in History and Psychology from the University of Illinois, Urbana-Champaign in 2008, a JD cum laude from Chicago-Kent College of Law in 2011, and an LL.M. in Health Law and Policy from the Loyola University Chicago School of Law in 2016.

David Spreckman, Chief Marketing Officer

Mr. Spreckman has served as the Company’s Chief Marketing Officer since June 2023, and previously served as Executive Vice President and Head of Marketing from January 2022. In this role, he oversees all aspects of the Company’s marketing, design, and brand communications across all business units. He and his team are responsible for connecting Verano products, services, and experiences with consumers to build brand awareness while driving demand and retention across all channels. Mr. Spreckman served as Vice President of Marketing and Corporate Communications from May 2021 to January 2022. In addition to leading the Company’s retail marketing arm, he was responsible for authoring the Company’s external communications and media strategy and engagement during its go-public phase after completing the Go Public Transactions. From June 2019 to May 2021, Mr. Spreckman served in roles as Senior Director, Corporate Communications & Retail Marketing and Director, Retail Marking & Communications for the Company. Before joining the Company, Mr. Spreckman was an Account Supervisor with LKH&S Advertising from 2016 to 2019. His responsibilities included driving market differentiation, consumer engagement, revenue growth and market-share capture for a diverse roster of B2B and B2C clientele that included legacy brands Philips Norelco, Solo Cup, STARZ Entertainment, Nissan, and TransUnion, as well as early-stage start-ups, offshoots, and niche/luxury products. Mr. Spreckman graduated from Indiana University with a BA in Journalism-Public Relations and Spanish.

SEC SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership, including with respect to our Common Stock and other derivative securities of the Company. Our executive officers, directors and greater than 10% beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on the Company’s review of copies of such reports received by the Company, reports viewed by the Company under the Company’s profile page on the SEC’s website at https://www.sec.gov, and information and representations obtained from certain reporting persons, the Company believes that during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial stockholders with respect to our Common Stock and other derivative securities of the Company were complied with.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy, discusses executive compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions with respect to our Named Executive Officers (“NEOs”) for 2025.

Named Executive Officers

For 2025, our NEOs, and their respective titles, are the following five officers of the Company, as well as one former officer of the Company.

●	George Archos, Chair of the Board, CEO, and President
●	Brett Summerer, former Chief Financial Officer
●	Richard Tarapchak, Chief Financial Officer and Treasurer
●	John Tipton, Director and Former President of the Southern Region(1)
●	Laura Marie Kalesnik, Chief Legal Officer, General Counsel & Secretary
●	Edward “Trip” McDermott, Chief Operating Officer

(1)	Mr. Tipton retired from his position as President of the Southern Region on March 16, 2026. He remains a member of the Board.

Executive Summary of Executive Compensation

The Company’s compensation practices are designed to retain, motivate and reward its executive officers for their performance, contribution to the Company’s long-term success, and longevity. We seek to compensate our executive officers by combining cash and equity-based compensation intended to reward the achievement of corporate performance objectives and individual performance and to align executive officer incentives with stockholder value creation.

The Compensation Committee (or as used in this CD&A, the “Committee”) reviews the executive compensation arrangements for the NEOs and the other senior officers of the Company whom the Board has determined are “executive officers” within the meaning of Section 16 of the Exchange Act. The Committee determines and approves all compensation arrangements of the CEO and makes recommendations to the Board for the approval of all executive compensation arrangements for the other executive officers.

In reviewing our executive compensation, the Committee takes into account considerations specific to the U.S. cannabis industry, including constraints on our business arising from the continued U.S. federal illegality of cannabis (subject to recently enacted exceptions as detailed herein) in the United States and the early-stage nature of the cannabis industry, as well as the evolution of the Company as we mature and the overall decline in stock prices across the cannabis industry, including ours. Due to these considerations, as well as our goals of retaining talent, emphasizing performance, and aligning executive compensation with long-term success and stockholder value creation, for 2025, the Committee determined to compensate our executives through a mix of equity and cash, with both a short-term and long-term cash component in addition to our long-term equity component.

For 2025, Mr. Archos, with the approval of the Committee, chose to forego his entire base salary, and Mr. Tipton chose to reduce his base salary to $400,000, which the Committee subsequently recommended and the Board approved. On April 11, 2025, Mr. Summerer resigned from his position as Chief Financial Officer of the Company, and Mr. Tarapchak was subsequently appointed as Chief Financial Officer. Mr. Archos was appointed President of the Company, in addition to his other roles, on November 3, 2025. On March 16, 2026, Mr. Tipton retired from his position as President of the Southern Region.

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Highlights of the 2025 Fiscal Year

During 2025, the Company achieved the following financial and operating results:

●	Revenues, net of discounts, of $822 million, a decrease of 6% year-over-year
●	Gross profit of $413 million or 50% of revenue
●	SG&A expenses of $337 million or 41% of revenue
●	Net Loss of $(258) million or (31)% of revenue
●	Adjusted EBITDA[1] of $229 million or 28% of revenue
●	Net cash provided by operating activities of $53 million
●	Capital expenditures of $41 million

1 This financial measure is a non-U.S. generally accepted accounting principle (“GAAP”) financial measure. Please see Appendix A for a reconciliation of such non-GAAP financial measure to the most comparable GAAP financial measure.

In addition, in 2025, the Company expanded its retail footprint across key markets, with operations at December 31, 2025, spanning 13 states, comprised of 159 dispensaries and 15 production facilities with more than 1,000,000 square feet of cultivation capacity.

Executive Compensation Practices

Described in the table below are some of the current practices that we consider good governance features of our executive compensation program:

WE DO		WE DON’T
●	Offer a mix of pay that emphasizes long-term performance alignment, and review our mix of pay on an annual basis.	●	Use the same mix of pay year-over-year without having our Committee review compensation at least annually
●	Establish annual Committee-approved financial targets for the Company under our Annual Bonus Plan (as defined below)	●	Offer uncapped payouts under our Annual Bonus Plan.
●	Analyze both individual and Company performance each year when determining bonuses under our Annual Bonus Plan	●	Use the same financial metrics year-over-year under our Annual Bonus Plan without Committee review. Instead, we ask the Committee to analyze Company financial metrics each year to ensure such measures continue to align to our business
●	Maintain written stock ownership guidelines that require ownership of stock in multiples of base salary for our executive employees	●	Allow directors, executive officers and certain other employees to enter into any transaction that has the effect of offsetting the economic risk of any of their direct or indirect interest in our securities
●	Examine executive officer base salaries and consider changes each year	●	Guarantee increases to executive officer base salaries
●	Align NEO goals under our Annual Bonus Plan with those of the broader employee population	●	Reprice stock options, or offer options below market value
●	Limit perquisites offered to our NEOs	●	Pay out dividend equivalents on unearned RSUs

We believe that these factors of our executive compensation program currently benefit the Company as a whole and serve to increase the alignment of incentives between our NEOs and our stockholders.

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Overview of 2025 NEO Compensation

During 2025, the Committee made the following determinations related to our NEO compensation:

●	Considered salary adjustments for the NEOs, including approving Mr. Archos’ decision to forego his entire base salary and recommending to the Board the approval of Mr. Tipton’s request to reduce his base salary to $400,000, which the Board subsequently approved;

●	Continued to utilize the Company’s Annual Bonus Plan (the “Annual Bonus Plan”) with the purpose of motivating and rewarding eligible employees, including our NEOs, by making a portion of certain employee compensation based on the achievement of Company and individual performance goals over a one-year period.

●	Approved and set the pay targets for the 2025 Company financial performance measures under the Annual Bonus Plan, which consisted of net revenue and Adjusted EBITDA(1) (as defined below).

●	Set individual pay targets, with caps, for 2025 annual cash bonuses, based on annual base salary.

●	Set individual value amounts for 2025 annual grants of long-term equity incentive awards under our Equity Plan, based on annual base salary.

●	Continued to provide awards under a long-term cash incentive plan (the “Cash Incentive Plan”), which grants certain employees long-term cash incentives based on annual base salary. Certain recipients of long-term incentive awards, including our NEOs, received a portion of their long-term incentive grant in cash and a portion in equity in 2025.

(1)	This financial measure is a non-U.S. GAAP financial measure. Please see Appendix A for a reconciliation of such non-GAAP financial measure to the most comparable GAAP financial measure.

Mix of Pay for Executive Officers

The annual compensation of our executive officers for 2025 was comprised of four components:

●	Base Salary - Paid in cash in accordance with the Company’s payroll practices.

●	Annual Cash Bonus - A cash bonus under the Annual Bonus Plan based on a target percentage of annual base salary with payout based on the level of achievement of both Company financial performance metrics and individual performance for 2025, which is paid in 2026.

●	Long Term Incentive Awards - An award of cash or equity that vests over time, with each component detailed below. In 2025, each of our NEOs was eligible to receive up to 175% of their base salary, or up to 175% of $475,000 in the case of Mr. Archos, in long-term incentive awards (the “Long Term Incentive Award Amount”). 50% of the Long Term Incentive Award Amount was delivered in cash under the Cash Incentive Plan, and up to 50% of the remaining Long Term Incentive Award Amount was delivered in restricted stock units (“RSUs”), subject to the RSU Issuance Cap detailed below.

●	Long Term Equity Incentives - A long-term equity award that vests over time with a grant date value equal to a maximum percentage of the Long Term Incentive Award Amount, which, in the case of our NEOs, was up to 50% of 175% of their respective base salaries, or up to 50% of 175% of $475,000 in the case of Mr. Archos. Total long term incentive awards granted under our Equity Plan in 2025 were subject to a capped percentage of shares outstanding (“RSU Issuance Cap”). All long-term incentive awards issued under our Equity Plan in 2025 were reduced proportionately by approximately 81% because the total awards that would have been issued under our Equity Plan exceeded the RSU Issuance Cap, which was 0.5% in 2025, of outstanding shares.

●	Long Term Cash Incentives - A long-term cash award that vests over time equal to 50% of 175% of annual base salary, or 50% of $475,000 in the case of Mr. Archos, issued under the Cash Incentive Plan.

Performance-based compensation consists of annual bonuses paid under the Annual Bonus Plan, which are based on both individual performance and Company performance. Long-term incentives, designed to align our executive officers’ compensation with stockholder value creation and to promote retention, consist of annual awards of long-term equity incentives under the Equity Plan and long-term cash awards under the Cash Incentive Plan, as discussed below under “Elements of Named Executive Officer Compensation - Annual Long-Term Awards”. In 2025, all long-term equity incentive awards were issued in the form of RSUs.

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With respect to our CEO, Mr. Archos, the mix of compensation for 2025 was weighted evenly between short and long-term incentives. Approximately 49% of Mr. Archos’ compensation and 29% of the average of all other NEOs’ employed at the end of fiscal year 2025 compensation consisted of long-term incentive awards in the form of (i) RSU grants and (ii) cash which vested from long-term incentive grants granted in 2024. Compared to previous years, in 2025, our NEOs generally received a higher portion of their total compensation in short term incentives due to the RSU Issuance Cap, which also generally reduced overall compensation to our NEOs in 2025. The cash component of our NEOs’ 2025 compensation consisted of their respective (1) annual base salary, (2) annual cash bonus earned under the Annual Bonus Plan based on 2025 Company financial performance and individual performance, (3) vesting of long-term cash incentive awards granted under the Cash Incentive Plan, and (4) any other cash compensation listed in the “All Other Compensation” column of the “NEO Summary Compensation Table” included herein.

For 2025, the Company achieved financial performance below all Company financial targets set by the Committee, resulting in a 75.1% payout for the Company performance component for 2025 annual cash bonuses under the Annual Bonus Plan. This, combined with individual performance as detailed below under “Elements of Named Executive Officer Compensation-Annual Bonus” resulted in 50% of Mr. Archos’ 2025 compensation being based on performance, and 31% of the average of all 2025 compensation for all other NEOs’ employed at the end of fiscal year.

Elements of Named Executive Officer Compensation

2025 compensation of executive officers was comprised of the following: (1) base salary; (2) annual bonus granted under the Annual Bonus Plan; and (3) annual long-term equity and cash awards granted under both the Equity Plan and Cash Incentive Plan. These principal elements of compensation are subject to the terms and conditions of any employment agreement an NEO may have with the Company and may not be reflective of our compensation program in 2026.

Base Salary

Base salaries are intended to provide an appropriate level of fixed compensation that will assist in the Company’s objective of employee retention and recruitment. Base salaries are determined on an individual basis, taking into consideration the past, current and potential contribution to the Company’s success, each NEO’s experience and the expertise, position, and responsibilities of such NEO. Base salaries are typically reviewed annually and may be adjusted based on the foregoing factors and the recommendations of our CEO, except with respect to his own base salary. The Company believes that base salary, while an important component of total compensation, should not be as heavily weighted as long-term compensation. As such, other than for Mr. Archos, who chose to forego his base salary in 2025, and Mr. Summerer, in 2025, the base salaries represent 40% of an average of each NEO’s total compensation. When determining base salaries, the Committee and Board consider that annual long-term incentive awards and annual bonuses are determined as a percentage of base salary. The Company does not use a specific metric when determining base salaries to allow for flexibility in decision-making.

During 2025, the Committee considered merit increases when determining NEO base salaries taking into account each such NEO’s annual bonus eligibility and long-term incentive potential. No NEO received a merit increase in 2025.

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In 2025, the Committee (a) approved Mr. Archos’ decision to forego his entire base salary and (b) recommended, and the Board subsequently approved, a reduction in Mr. Tipton’s base salary, following his request. All other NEO base salaries remained the same during 2025.

NEO	2025 Base Salary
George Archos	$0
Brett Summerer(1)	$415,000
Richard Tarapchak(2)	$415,000
John Tipton	$400,000
Laura Marie Kalesnik	$400,000
Trip McDermott	$375,000

(1)	Mr. Summerer resigned from his position with the Company during 2025, and received his base salary through his separation date. For more information about pay received by Mr. Summerer in connection with his resignation, please see “Resignation of Mr. Summerer.”
(2)	Mr. Tarapchak received an increase in his annual base salary to $415,000 upon his appointment as the Company’s Chief Financial Officer in April 2025. For the actual base salary received by Mr. Tarapchak, please see “Summary Compensation Table.”

Annual Bonus

The purpose of the Annual Bonus Plan is to motivate and reward eligible employees by making a portion of their annual cash compensation dependent on the achievement of certain goals, which may include, but are not limited to, corporate, business unit and individual performance goals.

Annual cash bonuses are awarded based on qualitative and quantitative performance standards and are designed to reward Company performance and individual executive officer performance based on the criteria set forth by the Committee pursuant to the Annual Bonus Plan. In 2025, (a) the Annual Bonus Plan was approved and ratified by the Board upon the recommendation of the Committee, (b) the Company-wide financial performance metrics were established under the Annual Bonus Plan for the fiscal year, and (c) the range of bonus payouts based on the level of achievement of such financial performance metrics was set. The target payout amount for 2025 cash bonuses was set at 100% of each NEO’s annual base salary in 2025, except for Mr. Archos, whose target payout amount was set at $475,000. The Company emphasized performance-based pay with its annual bonuses, but balanced these annual bonuses with long-term incentives by granting RSUs under the Equity Plan and cash incentives under the Cash Incentive Plan, so that, while annual performance is rewarded, our NEOs are also incentivized to focus on long-term performance.

Bonuses for 2025 performance under the Annual Bonus Plan were calculated applying the applicable percent of base salary and payout factors per individual, as follows:

2025 ANNUAL BONUS CALCULATION

(Base Salary) X (Fixed Percent of Base Salary, as described below)

X

(Individual Performance Payout Factor, from 0% to 125%)

X

(Company Performance Payout Factor, from 50% to 150%)

Individual performance criteria under the Annual Bonus Plan for 2025 were based on the participant’s individual performance and contributions to the Company as well as the performance and contributions to the Company of the business unit in which such person is employed (the “Individual Performance Metrics”). Individuals, including our NEOs, were evaluated and ranked on a number system of one to five, and the ranking determined the applicable individual performance payout factor, which ranged from 0% to 125%.

For 2025, the Company-wide financial performance metrics (the “Company Performance Metrics”) were comprised of financial targets for (i) net revenue, weighted at 25.0% contribution to the Company’s performance payout factor and (ii) net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense and plus or minus certain one-time extraordinary items (“Adjusted EBITDA”), weighted at 75.0% contribution to the Company’s performance payout factor.

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The Committee chose these Company Performance Metrics because it believes that these metrics were key indicators of our strength in 2025 and were measurable determinants of the Company’s overall success.

For 2025, the threshold, target, and maximum amounts for each Company Performance Metric were as follows for all employee participants in the Annual Bonus Plan, including the NEOs:

Financial Metric	Percentage of Weighted Average	Threshold (50% Payout of Percentage of Weighted Average)	Target (100% Payout of Percentage of Weighted Average)	Maximum (150% Payout of Percentage of Weighted Average)	Actual Financial Metric for 2025 Fiscal Year(1)	Actual Payout Factor
Net Revenue	25.0%	$710.5 million	$888.1 million	$1,065.7 million	$821.5 million	81.3%
Adjusted EBITDA	75.0%	$191.5 million	$273.5 million	$355.6 million	$229.1 million	73.0%
Company Performance Payout Factor						75.1%

(1)	For a description of how we calculate non-GAAP financial measure Adjusted EBITDA, as well as a reconciliation to its respective most directly comparable GAAP financial measure, please see Appendix A.

In 2025, all NEOs participated in the Annual Bonus Plan with annual cash bonus targets set at 100% of such NEO’s annual base salary in 2025, except for Mr. Archos, whose bonus target was set at $475,000. The NEOs earned annual cash bonuses based equally on (1) Individual Performance Metrics and (2) Company Performance Metrics, each of which is multiplied by the bonus target to determine final payout. Individual Performance Metrics range from 0% to 125%, and Company Performance Metrics range from 50% to 150%, and the bonus target is multiplied by each metric to determine final payout. Final payout of the Annual Bonus can be as high as the individual bonus target, multiplied by (a) 125%, in the case of the Individual Performance Metrics, and (b) 150%, in the case of the Company Performance Metrics. Each NEO’s individual performance was evaluated by the Committee and the CEO (except for the CEO, who was evaluated and approved by the Committee only) in determining their individual performance payout factor and resulting 2025 cash bonus payout under the Annual Bonus Plan that was recommended to, and subsequently approved by, the Board, except in the case of the CEO, who’s pay is approved by the Committee only. Each NEO’s individual performance was generally considered in the course of the Board’s and the Committee’s decision-making, and no specific criteria for Individual Performance Metrics were selected, allowing for flexibility in awarding annual bonuses.

Mr. Summerer did not earn an annual cash bonus for 2025 as he was not employed by the Company at the time annual bonuses were paid. For more information, please see “Resignation of Mr. Summerer.”

The resulting individual bonuses earned by our NEOs under the Annual Bonus Plan for 2025, which were paid in March 2026, are set forth in the table below:

NEO	Annual Bonus Target (100% of Base Salary)(1)	Percentage of Target Earned	Total Dollar Amount
George Archos	$475,000	75.1%	$356,725
Richard Tarapchak	$381,569	75.1%	$286,558
John Tipton	$400,000	75.1%	$300,400
Laura Marie Kalesnik	$400,000	75.1%	$300,400
Trip McDermott	$375,000	86.3%	$323,869

(1)	In the case of Mr. Archos, his bonus target was set at 100% of $475,000 as his base salary is $0. In the case of Mr. Tarapchak, his bonus is based off of a prorated salary from the date he became Chief Financial Officer.

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Annual Long-Term Awards

In 2025, the Committee and the Board determined that the annual compensation of salaried employees, including each NEO, may include, in addition to an annual base salary and annual cash bonus, (i) long-term equity incentives granted under the Equity Plan, with a grant date fair value based on a percentage of such employee’s base salary, and (ii) long-term cash incentives granted under the Cash Incentive Plan, based on a percentage of such employee’s base salary. The Committee granted long-term incentives consisting of up to 50% of the target amount in RSUs and 50% in cash-based awards to our NEOs because (i) awards of RSUs align the interests of our NEOs with those of our stockholders and encourage retention through time-based vesting, and (ii) long-term awards in cash further encourage retention while also taking into account potential decreases in our stock price. The Committee considers the importance of these factors when determining the payout factor for annual long-term incentive awards as they relate to base salaries.

In 2025, the Board granted long-term incentive awards equal to up to 175% of each NEO’s base salary (or in Mr. Archos’ case, $831,250, which represents 175% of $475,000), consisting of (i) up to 50% long-term equity incentive grants of RSUs, subject to the RSU Issuance Cap, and (ii) 50% long-term cash incentive awards. All NEOs receive the same percentage to help ensure consistency, equitability, and common alignment among executive leadership. In 2025, each cash and equity long-term incentive grant has a vesting schedule of 33.33% on the 12- and 24-month anniversaries of the grant date, and 33.34% on the 36-month anniversary of the grant date, in each case subject to continued employment. The RSU Issuance Cap is intended to, among other things, limit potential dilution from our annual RSU grants to our stockholders. In 2025, the annual RSU grants were equal to approximately 19% of their potential maximum value due to the RSU Issuance Cap.

The table below shows the RSU and cash long-term incentive grants (“LTI Grants”) granted to the NEOs during 2025. Mr. Summerer did not receive an LTI Grant in 2025 as he was no longer employed at the time they were granted. For information about payment received by Mr. Summerer upon his resignation, please see “Resignation of Mr. Summerer.”

NEOs	Annual Base Salary (Up to 175% of Base Salary, Consisting of 50% Cash and Up to 50% RSUs)	RSU LTI Grants (1)	Cash LTI Grants	Aggregate Value of LTI Grants in 2025	Total Number of RSUs Granted in 2025
George Archos	$0; 475,000 for purposes of determining LTI Grants	$80,543	$415,624	$496,167	127,846
Richard Tarapchak	$415,000	$70,368	$363,125	$433,493	111,696
John Tipton	$400,000	$67,825	$350,000	$417,825	107,659
Laura Marie Kalesnik	$400,000	$67,825	$350,000	$417,825	107,659
Trip McDermott	$375,000	$63,587	$328,125	$391,712	100,931

(1)	Amounts shown are the fair value on the grant date of such Awards calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, which value may change due to stock price fluctuations. The number of RSUs awarded to each NEO was determined using the closing stock price on the trading day preceding the grant date. RSUs issued under the Equity Plan were reduced from the maximum possible by approximately 81% due to the RSU Issuance Cap.

Resignation of Mr. Summerer

On April 11, 2025, Mr. Summerer resigned from all his positions as an officer, director, manager and employee of the Company and its subsidiaries and controlled affiliates. On April 13, 2025, the Company and Mr. Summerer entered into a Resignation Agreement and General Release setting forth the terms of his separation from the Company (the “Resignation Agreement”). Pursuant to the Resignation Agreement, Mr. Summerer received the following separation benefits in consideration for his covenants, agreements and releases set forth in the Resignation Agreement and the Summerer Employment Agreement: (a) cash payments in an aggregate amount of $415,000, less applicable payroll tax deductions, prorated over twelve months; (b) reimbursement for COBRA medical insurance premiums for twelve months; and (c) the accelerated vesting in full of 284,908 unvested RSUs and unvested long-term incentive cash awards in an aggregate amount of $466,875, in each case previously awarded to Mr. Summerer under the Company’s Equity Plan and Cash Incentive Plan, respectively. The RSUs were settled in shares of the Company’s Class A Subordinate Voting Shares on a one-to-one basis (the Company’s class of common equity prior to the Continuance), and the cash awards were paid as a lump sum, in each case subject to applicable payroll tax deductions and withholdings.

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Perquisites and Other Personal Benefits

The Committee believes in providing only limited perquisites and personal benefits to our executive officers to emphasize alignment with long-term performance over short-term compensation.

At their election, our NEOs are also eligible to participate in the broad-based benefit and welfare plans offered by the Company as well as discounts on Company products at Company dispensaries, all of which are available to the Company’s employees generally.

Employment Arrangements

The NEOs are employed at-will, and, as discussed below in “Employment Agreements and Termination and Change in Control Benefits,” our NEOs have a guaranteed minimum base salary outlined in such agreements. We have entered into written agreements with each of our NEOs pursuant to which the NEOs provide the Company with certain protections, including non-competition and non-solicitation covenants for a specified period of time, depending on their position, along with covenants regarding confidentiality, work for hire and assignments of inventions. For a discussion of termination and change in control benefits under our NEO employment agreements, please see below under the section titled “Employment Agreements and Termination and Change in Control Benefits.”

Retirement Benefit Plans

Each NEO is eligible to participate in a tax-qualified, defined contribution retirement plan sponsored by a subsidiary of the Company (the “401(k) Plan”). The 401(k) Plan is generally available to eligible employees. Participants in the 401(k) Plan are eligible to make pre-tax contributions and Roth post-tax contributions. In addition, the Company generally fully matches employee contributions under the 401(k) Plan up to 1% of salary, and continued to match 50% of employee contributions, up to 6% of salary, subject to contribution limits, in respect of the 2025 plan year. All contributions by the Company vest after two years of employee service.

Employment Agreements and Termination and Change in Control Benefits

Except as described below, we do not have any contract, agreement, plan or arrangement that provides for payments to an NEO at, following or in connection with a termination (whether voluntary, involuntary or constructive), retirement, change in control or change in an NEO’s responsibilities. Each NEO provides services to the Company on an at-will basis.

George Archos

On February 18, 2021, the Company entered into an employment agreement with George Archos in his capacity as CEO of the Company, for an initial period of three years, and was amended effective January 1, 2022 to increase the base salary payable to Mr. Archos thereunder (as amended, the “Archos Employment Agreement”). The Archos Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew. The Archos Employment Agreement was automatically renewed for an additional one-year term until February 18, 2027.

Pursuant to the Archos Employment Agreement, Mr. Archos is entitled to an annual base salary of no less than $475,000 and a cash bonus at the end of each calendar year in a targeted amount of $200,000 that is based upon the Company’s and the executive’s performance. As discussed above, Mr. Archos chose to forego a base salary for the 2025 year. Mr. Archos is also eligible to receive an annual award of equity and long-term cash incentives granted pursuant to the Equity Plan and Cash Incentive Plan.

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The Archos Employment Agreement terminates upon Mr. Archos’ death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Archos Employment Agreement). If the Archos Employment Agreement is terminated either by the Company for Cause or by Mr. Archos during the employment period, Mr. Archos will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the Archos Employment Agreement is terminated by the Company without Cause, then Mr. Archos will receive, for a period of ten consecutive months: (i) his base salary (prorated monthly) and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Archos applicable to the Company’s group health plans. If the Archos Employment Agreement is terminated as a result of Mr. Archos’ death, permanent disability or incapacity during the employment period, Mr. Archos’ representatives or beneficiaries will be entitled to receive the accrued obligations.

Brett Summerer

On December 1, 2021, the Company entered into an employment agreement with Brett Summerer in his capacity as Chief Financial Officer of the Company, for a period of three years (the “Summerer Employment Agreement”). The Summerer Employment Agreement automatically renewed following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew.

Mr. Summerer was entitled to an initial annual base salary of no less than $405,000 and a cash bonus at the end of each calendar year in a targeted amount of $175,000 that was based upon the Company’s and the executive’s performance. Mr. Summerer received a signing bonus thereunder, and was eligible to receive an annual award of equity and long-term cash incentives granted pursuant to the Equity Plan and Cash Incentive Plan.

The Summerer Employment Agreement stated that it terminated upon Mr. Summerer’s death, permanent disability or incapacity and could be terminated by the Company at any time with or without cause (as defined in the Summerer Employment Agreement). If the Summerer Employment Agreement was terminated either by the Company for Cause or by Mr. Summerer without Good Reason (as defined in the Summerer Employment Agreement), Mr. Summerer would be entitled to receive his accrued obligations up to the termination date and would not be entitled to any other compensation thereunder. If the Summerer Employment Agreement was terminated by the Company without Cause or by Mr. Summerer for Good Reason, including after a change in control, then Mr. Summerer would receive, for a period of twelve consecutive months: (i) his base salary (prorated monthly); (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Summerer applicable to the Company’s group health plans; and (iii) any unvested RSUs, which would fully vest upon termination without a Company buy-back option. If the Summerer Employment Agreement was terminated as a result of Mr. Summerer’s death, permanent disability or incapacity during the employment period, Mr. Summerer’s representatives or beneficiaries would be entitled to receive the accrued obligations. Mr. Summerer resigned from his position as Chief Financial Officer of the Company on April 11, 2025. For more details regarding Mr. Summerer’s resignation, please see “Resignation of Mr. Summerer.”

Richard Tarapchak

On July 11, 2022, the Company entered into an employment agreement with Richard Tarapchak in his capacity as Executive Vice President, Finance – Corporate Controller, of the Company (the “Tarapchak Employment Agreement”). The Tarapchak Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ notice of its election not to renew. As such, the Tarapchak Employment Agreement automatically renewed for an additional one-year term until July 11, 2026.

Mr. Tarapchak is entitled to an annual base salary of no less than $300,000 and a cash bonus at the end of each calendar year with a target of 40% of Mr. Tarapchak’s base salary. Mr. Tarapchak received a cash and equity signing bonus thereunder, as well as a grant of RSUs issued in the calendar quarter in which the Tarapchak Employment Agreement was entered into. Mr. Tarapchak is also eligible to receive an annual award of equity and long-term cash incentives granted pursuant to the Equity Plan and Cash Incentive Plan.

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The Tarapchak Employment Agreement terminates upon Mr. Tarapchak’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Tarapchak Employment Agreement) or by Mr. Tarapchak with or without Good Reason (as defined in the Tarapchak Employment Agreement). If the Tarapchak Employment Agreement is terminated either by the Company for Cause or by Mr. Tarapchak without Good Reason during the employment period, Mr. Tarapchak will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. Subject to certain conditions, if the Tarapchak Employment Agreement is terminated by the Company without Cause or by Mr. Tarapchak for Good Reason, then Mr. Tarapchak will receive: (i) for a period of twelve consecutive months, his base salary; (ii) his target cash bonus at 40% of his base salary, and (iii) for a period of twelve consecutive months, an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Tarapchak applicable to the Company’s group health plans. If the Company undergoes a Change of Control (as defined in the Tarapchak Employment Agreement), subject to certain conditions, and Mr. Tarapchak’s employment is terminated by the Company without Cause or by Mr. Tarapchak for Good Reason within twelve months of the consummation of the Change of Control, Mr. Tarapchak will be entitled to receive all payments he would receive upon a termination by the Company without Cause or by Mr. Tarapchak for Good Reason, and all unvested RSUs scheduled to vest within twelve months of the date of termination will automatically vest. If the Tarapchak Employment Agreement is terminated as a result of Mr. Tarapchak’s death, permanent disability or incapacity during the employment period, Mr. Tarapchak’s representatives or beneficiaries will be entitled to receive the accrued obligations and certain rights to continuation of benefits.

John Tipton

Mr. Tipton and the Company entered into an employment agreement with an effective date of February 11, 2021, the date of the Go Public Transactions (the “Tipton Employment Agreement”), pursuant to which Mr. Tipton initially served as President of the Company. The Tipton Employment Agreement has an initial term of two years and renews automatically following the initial two-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew. The Tipton Employment Agreement was automatically renewed for an additional one-year term until February 11, 2027.

Pursuant to the Tipton Employment Agreement, Mr. Tipton is entitled to an initial annual base salary of $100,000. Mr. Tipton received a one-time signing bonus in the amount of $1,000,000 paid in cash. The Tipton Employment Agreement also provided for four separate performance bonuses payable over 2021 and 2022 with an aggregate maximum payout over the two years of $15,500,000. The performance bonuses were payable 41.379% in cash and 58.621% in Proportionate Voting Shares. The performance metrics were based upon the gross sales for the Company’s Florida and Arizona operations acquired in the Go Public Transactions. Subject to the achievement of the applicable performance goals, 25% of the aggregate performance bonus amount was determined and payable following each of: (1) the first fiscal quarter of 2021; (2) the year-to-date from the first day of fiscal year 2021 through the last day of the third fiscal quarter of 2021; (3) the first fiscal quarter of 2022; and (4) the year-to-date from the first day of fiscal year 2022 through the last day of the third fiscal quarter of 2022. The number of Proportionate Voting Shares payable in respect of the applicable performance period was determined based on the volume weighted average price trading benchmark for the Subordinate Voting Shares as of the trading day that was the third trading day prior to (and not including) the date of payment. Mr. Tipton is also eligible to receive an annual award of equity and long-term cash incentives granted pursuant to the Equity Plan and Cash Incentive Plan.

The Tipton Employment Agreement terminates upon Mr. Tipton’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Tipton Employment Agreement). If the Tipton Employment Agreement is terminated either by the Company or by Mr. Tipton during the employment period, then Mr. Tipton will be entitled to receive his accrued obligations up to the termination date. If the Tipton Employment Agreement is terminated as a result of Mr. Tipton’s death, permanent disability or incapacity during the employment period, Mr. Tipton’s representatives or beneficiaries will be entitled to receive the accrued obligations as of the termination date.

On March 16, 2026, Mr. Tipton retired from his position as the Company’s President of the Southern Region.

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Laura Marie Kalesnik

On March 1, 2021, the Company entered into an employment agreement with Laura Marie Kalesnik in her capacity as Executive Vice President and Deputy General Counsel of the Company, for a period of three years (the “Kalesnik Employment Agreement”). The Kalesnik Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew. The Kalesnik Employment Agreement was automatically renewed for an additional one-year term until March 1, 2027.

Ms. Kalesnik is entitled to an initial annual base salary of no less than $325,000 and a cash bonus at the end of each calendar year in an amount of no less than $100,000 that is based upon the Company’s and the executive’s performance. Ms. Kalesnik is also eligible to receive an annual award of equity and long-term cash incentives granted pursuant to the Equity Plan and Cash Incentive Plan.

The Kalesnik Employment Agreement terminates upon Ms. Kalesnik’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the Kalesnik Employment Agreement). If the Kalesnik Employment Agreement is terminated either by the Company for Cause or by Ms. Kalesnik during the employment period, Ms. Kalesnik will be entitled to receive her accrued obligations up to the termination date and will not be entitled to any other compensation. If the Kalesnik Employment Agreement is terminated by the Company without Cause, then Ms. Kalesnik will receive, for a period of ten consecutive months: (i) her base salary (prorated monthly); and (ii) an amount equal to the monthly premiums or cost of coverage under COBRA for Ms. Kalesnik applicable to the Company’s group health plans. If the Kalesnik Employment Agreement is terminated as a result of Ms. Kalesnik’s death, permanent disability or incapacity during the employment period, Ms. Kalesnik’s representatives or beneficiaries will be entitled to receive the accrued obligations.

Edward “Trip” A. McDermott

On November 12, 2021, the Company entered into an employment agreement with Trip McDermott in his capacity as Executive Vice President, Operations of the Company, for a period of three years (the “McDermott Employment Agreement”). The McDermott Employment Agreement automatically renews following the initial three-year term for successive one-year terms unless either party gives the other party at least 30 days’ prior notice of its election not to renew. The McDermott Employment Agreement was automatically renewed for an additional one-year term until November 12, 2026.

Mr. McDermott is entitled to an initial annual base salary of no less than $225,000 and a cash bonus at the end of each calendar year with an initial target of 35% of Mr. McDermott’s base salary that is based upon the Company’s and the executive’s performance. Mr. McDermott is also eligible to receive an annual award of equity and long-term cash incentives granted pursuant to the Equity Plan and Cash Incentive Plan.

The McDermott Employment Agreement terminates upon Mr. McDermott’s death, permanent disability or incapacity and may be terminated by the Company at any time with or without Cause (as defined in the McDermott Employment Agreement). If the McDermott Employment Agreement is terminated either by the Company for Cause or by Mr. McDermott during the employment period, Mr. McDermott will be entitled to receive his accrued obligations up to the termination date and will not be entitled to any other compensation. If the McDermott Employment Agreement is terminated by the Company without Cause, then Mr. McDermott will receive, for a period of six consecutive months: his base salary (prorated monthly). If the McDermott Employment Agreement is terminated as a result of Mr. McDermott’s death, permanent disability or incapacity during the employment period, Mr. McDermott’s representatives or beneficiaries will be entitled to receive the accrued obligations.

Payments Upon Termination Generally

Company Options expire on the expiration date outlined in the applicable Award agreement, subject to continued service at the Company. Following termination of employment, Company Options expire three months after termination if the termination was not for “Cause”, immediately if terminated for “Cause”, or twelve months if the termination is due to the awardee’s death or disability. The optionee may exercise all or part of the Option at any time before expiration, but only to the extent that the Company Option is then exercisable. Unvested RSUs and Company Options are generally forfeited at the time of an employee’s termination. Vested RSUs are non-forfeitable and will be paid to the holder’s designated beneficiary or estate in the event of the holder’s death. The Committee, however, has discretion to accelerate vesting on unvested Awards, including in the event of a change in control of the Company, and has discretion to cause unvested RSUs and Company Options to remain outstanding upon the termination of an awardee.

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The Committee believes that agreements with our NEOs and Award agreements are an important part of our overall executive compensation program, as they help us ensure the continued focus and dedication of our NEOs. The Committee also believes that offering these limited severance benefits is an important recruiting and retention tool in line with our goal of retaining talent.

For termination payments made during 2025, please see “Resignation of Mr. Summerer.”

Process for Determining NEO Compensation

The Compensation Committee

The Committee oversees our executive compensation program and is responsible for approving, in the case of the CEO, and recommending, in the case of all other NEOs, the nature and amount of the compensation paid to them and for overseeing our compensation plans and Awards. As described below, the Committee also works with members of management in the course of making its compensation decisions.

The Role of Management

Together, and working with internal resources, our CEO, other management and internal compensation team typically review the design of our executive compensation program. Based on this review, management may recommend modifications to the executive compensation program for the Committee’s consideration. In addition, our CEO and Chief Financial Officer provide the Committee with an assessment of the Company’s financial performance, and the CEO provides an assessment of the individual performance of each NEO (other than himself). The Committee provides an assessment of the CEO’s performance. Based on these assessments, our CEO makes recommendations to the Committee regarding the compensation of the NEOs, including the appropriate split between each of the different elements of compensation. The Company, Committee and Board informally reviewed market compensation data, but did not engage in peer benchmarking in 2025 due to differences in reporting among peer companies.

Role of Peer Benchmarking and Compensation Consultants

For 2025, the Committee did not formally benchmark our NEOs’ compensation against other companies. The Committee did not engage a compensation consultant in 2025 but regularly evaluates the internal resources available to review our compensation program against our peers. Although the Committee did not use a formal benchmarking study, it may periodically review publicly disclosed compensation rates and key compensation terms for the named executive officers of our peers and of consumer public goods companies generally to assist them in evaluating the competitiveness of the Company’s compensation packages for the NEOs.

Consideration of Say-On-Pay Advisory Vote

The Company received stockholder approval of its Say-on-Pay vote at last year’s annual meeting of stockholders. Approximately 97% of shares voted on the proposal voted “for.” In addition, stockholders voted on the frequency of Say-on-Pay voting, and voted to have Say-on-Pay voting each year as our Board recommended. The Company will hold a Say-on-Pay vote at this Meeting. Because we value the opinions of our stockholders, the Board and the Committee will consider the outcome of Say-on-Pay voting results as well as feedback received throughout the year, when making compensation decisions for our executive officers in the future.

Governance

Stock Ownership Policy

To further align their interests with those of our stockholders, in March 2023, the Committee recommended, and the Board approved, a stock ownership policy (as subsequently amended, the “Stock Ownership Policy”) for our executive officers. Under the Stock Ownership Policy, our NEOs and other executive officers are required to acquire and maintain ownership of our Common Stock having a fair market value equal to (i) six times their base salary, in the case of our CEO, and (ii) three times their respective annual base salaries, in the case of all other executive officers, following a five-year phase in period. At the time of the Record Date, Mr. Archos has achieved this threshold, and all other executive officers are in the phase-in period and have not met the thresholds. Prior to meeting the threshold, our NEOs are subject to a requirement to retain at least 50% of any Company equity awards, following payment of any taxes due in connection with such equity award. All of our NEOs who have not yet met their respective threshold have met the retention requirement.

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Insider Trading Policy

Our insider trading policy was adopted by the Board in February 2021 (as subsequently amended, the “Insider Trading Policy”). The Insider Trading Policy is designed to promote compliance with insider trading laws, SEC and CSA rules and regulations, and Cboe’s listing standards. The Insider Trading Policy is applicable to all employees and non-employee directors and their family members, and may apply to certain business partners. The Insider Trading Policy prohibits (i) purchasing, selling, offering to purchase or sell, and assisting another person in purchasing or selling Company securities while in possession of Company material non-public information; (ii) communicating or assisting another person in communicating material non-public information about the Company; (iii) purchasing or selling, or assisting another person in purchasing or selling, securities of another company while in possession of material non-public information about that company that the person learned in the course of his or her involvement with the Company; and (iv) communicating or assisting another person in communicating material non-public information about another company that the person learned in the course of his or her involvement with the Company. All senior executive officers, directors and certain other employees of the Company (the “Covered Persons”) are prohibited from trading during closed trading windows, and the Board will not approve any grants of equity-based compensation during a closed trading window. All Covered Persons must receive pre-clearance as required by the Insider Trading Policy for any trade in Company securities. Covered Persons may enter into a trading plan under Rule 10b5-1 of the Exchange Act, subject to restrictions in line with applicable securities regulations. The Insider Trading Policy was filed as an exhibit with our Form 10-K on March 12, 2026.

Hedging Policies or Practices

Our officers and employees are discouraged from purchasing financial instruments designed to hedge or offset a decrease in the market value of equity securities granted to them by the Company as compensation or held, directly or indirectly, by the officer or employee. The Company’s Insider Trading Policy prohibits directors, executive officers and specified other insiders of the Company from entering into any transaction that has the effect of offsetting their economic value of any direct or indirect interest in the securities of the Company. Hedging also may not be utilized to offset the value of any shareholding requirements under the Stock Ownership Policy.

Equity Grant Practices

The Company’s practice is to grant equity awards to eligible employees only (a) when there is no special closed trading window or otherwise where there is no material nonpublic information regarding the Company that has not yet been publicly disclosed and (b) on or after the second trading day after financial and other information about the Company has been widely released through a press release, newswire or periodic report filed with the SEC and/or the CSA, and before the date that is 15 days prior to the end of each fiscal quarter (an “Open Trading Window”). This timing ensures that equity grants are made at a time when the market has the greatest amount of information concerning the Company’s performance, including its financial condition and results of operations, as is reasonably practicable. The Company’s Insider Trading Policy does not allow for the approval of grants of equity Awards outside of an Open Trading Window. In 2025, the Company made most grants of equity Awards on or near June 1 of the applicable year other than in connection with promotional or new hire grants.

Clawback Policy

We maintain a clawback policy which became effective in March 2023 (as subsequently amended, the “Clawback Policy”). The Clawback Policy is intended to align the interests of senior executive officers of the Company with the interests of the Company and stockholders and comply with the compensation recoupment requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and the current Nasdaq listing requirements. The Clawback Policy provides for the recovery, following a restatement, of all incentive compensation awarded to senior executive officers that, to the extent such compensation exceeds the amount that would have been received had it been determined based on the restated financial reporting measures. The Clawback Policy was filed as an exhibit with our Form 10-K, filed on March 12, 2026.

Tax and Accounting Considerations

The Committee considers the tax and accounting consequences of compensation paid under our executive compensation program. However, the Committee believes that its primary responsibility is to maintain an executive compensation program that attracts, retains, and rewards our NEOs. Accordingly, the Committee has paid, and may continue to pay, in its discretion, compensation that is not fully deductible or is limited as to tax deductibility.

Compensation Risk Management

Under the Company’s risk management guidelines, the Committee is responsible for risk management as it relates to our compensation programs. The Committee regularly reviews our compensation policies and practices, including the risks created by our compensation plans.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” disclosure with management. Based on this review and discussion, the Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and distributed in connection with this Meeting.

The Compensation Committee

Cristina Nuñez, Chair
Lawrence Hirsh
Charles Mueller

The information contained in this compensation committee report shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

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NEO COMPENSATION TABLES

NEO Summary Compensation Table

The following table contains information about compensation awarded to our NEOs for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023. For the value of the NEOs’ outstanding stock awards as of December 31, 2025, please see the table below titled “NEO Outstanding Equity Awards Table.”

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total Compensation ($)
George Archos	2025	0	80,543	623,912	6,288	710,743
– Chair of the Board, Chief Executive Officer and President	2024	475,000	534,312	157,225	29,069	1,195,606
	2023	475,000	1,083,555	301,789	11,578	1,871,923

Richard Tarapchak(4)	2025	390,659	70,368	466,404	10,266	937,696
– Chief Financial Officer and Treasurer

Brett Summerer(5)	2025	119,711	0	466,875	323,078	909,665
– Former Chief Financial Officer	2024	415,000	466,819	137,365	12,091	1,031,275
	2023	405,000	923,930	255,464	11,578	1,595,972

John Tipton(6)	2025	400,000	67,825	553,525	16,668	1,038,018
– President of the Southern Region	2024	450,000	506,192	171,293	12,091	1,139,576
	2023	460,577	1,082,302	301,789	11,578	1,856,247

Laura Marie Kalesnik	2025	400,000	67,825	525,400	18,893	1,012,119
– Chief Legal Officer, General Counsel and Secretary	2024	400,000	449,948	165,500	12,091	1,027,539
	2023	392,485	936,369	269,478	11,578	1,609,910

Trip McDermott(7)	2025	375,000	63,587	534,806	8,043	981,434
– Chief Operating Officer

(1)	Amounts represent the fair value on the grant date of RSUs granted to our NEOs under our Equity Plan in 2025, as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The fair value on the grant date for awards granted on June 1, 2025 is $0.63. The assumptions used in calculating the grant date fair value of the RSUs are set forth in Notes 2 and 10 to the consolidated financial statements included in our Annual Report on Form 10-K. See “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation - Annual Long-Term Awards” above for additional details. The amounts reported in this column reflect the accounting cost of the RSUs and do not correspond to the actual economic value that may be received by our NEOs in respect of the awards.

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(2)	Unless otherwise noted, amounts with respect to fiscal year 2023 and 2024 represent cash awards granted under our Annual Bonus Plan, and amounts with respect to fiscal year 2025 represent the aggregate of (i) cash awards granted under our Annual Bonus Plan and (ii) the value of cash awards granted under the Cash Incentive Plan which vested in fiscal year 2025. During fiscal year 2025, cash awards granted under our Cash Incentive Plan in fiscal year 2024 vested on the 12- and 18-month anniversaries of the granting of such awards. In 2024, each annual cash award grant under the Cash Incentive Plan granted to an officer who was an NEO in 2024 was equal to 112.5% of the NEO’s base salary. Each NEO, other than Mr. Summerer who was not employed by the Company at the time of the grant, was also granted a cash award under our Cash Incentive Plan in 2025 equal to 87.5% of the NEO’s base salary, and in the case of Mr. Archos, 87.5% of $475,000. Awards granted under our Cash Incentive Plan in 2024 vest in equal portions on the 12-, 18-, 24- and 30-month anniversaries of June 1, 2024, and, in the case of Mr. Summerer, all outstanding cash awards granted under the Cash Incentive Plan were accelerated and vested upon his termination in April 2025. Awards granted under our Cash Incentive Plan for 2025 vest 33.33% on the 12- and 24-month anniversaries of June 1, 2025, and 33.34% on the 36-month anniversary of June 1, 2025. The cash awards granted in 2025 did not vest during fiscal year 2025 and are not reflected in this table. For more information about our Annual Bonus Plan, please see “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation — Annual Bonus” and for more information about our long-term incentive awards, see “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation — Annual Long-Term Awards.”

(3)	Amounts represent basic life insurance premiums for fiscal years 2023, 2024 and 2025, contributions by the Company on behalf of each NEO to the Company’s 401(k) Plan, and in the case of Mr. Archos with respect to fiscal year 2024, $16,978 of travel and airfare related expenses. 401(k) contributions for fiscal year 2025 are included below.

Name	Company 401(k) Contribution
George Archos	$6,270
Richard Tarapchak	$10,249
Brett Summerer	$9,556
John Tipton	$16,656
Laura Kalesnik	$18,876
Trip McDermott	$8,025

In addition, in fiscal year 2025, Mr. Summerer also received, pursuant to the Resignation Agreement, (a) severance in the amount of $288,194, (b) reimbursement for COBRA medical insurance premiums in the amount of $2,976 and (c) reimbursement for paid time off in the amount of $22,346.

(4)	Mr. Tarapchak became the Company’s principal financial officer, and thereby, an NEO, in April 2025, when he was appointed the Company’s Chief Financial Officer. Salary amount reflects actual salary earned in 2025. Mr. Tarapchak’s salary was set at $415,000 upon his appointment to the Company’s Chief Financial Officer. In 2025, Mr. Tarapchak received an RSU grant under the Equity Plan and a cash grant under the Cash Incentive Plan based on his annual base salary of $415,000, and an annual bonus under the Annual Bonus Plan based on his prorated salary. No amounts are included for Mr. Tarapchak for 2023 or 2024 because he was not an NEO during those years.

(5)

Mr. Summerer’s resigned from his employment at the Company in April 2025. At the time of Mr. Summerer’s resignation, the Company and Mr. Summerer entered into the Resignation Agreement. Pursuant to the terms of the Resignation Agreement, Mr. Summerer received (a) cash payments in an aggregate amount of $415,000, less applicable payroll tax deductions, prorated over 12 months from the date of his termination; (b) reimbursement for COBRA medical insurance premiums for 12 months, and (c) reimbursement for unused paid time off. Additionally, pursuant to the terms of the Resignation Agreement, 284,908 unvested RSUs held by Mr. Summerer and unvested cash awards in an aggregate amount of $466,875, each previously awarded to Mr. Summerer under the Company’s long term incentive plans, vested in full on an accelerated basis in April 2025.

For 2025, Mr. Summerer did not earn a cash bonus under the Annual Bonus Plan as he was not employed at the time such bonuses were paid in 2026, and did not receive any grants under the Equity Plan or Cash Incentive Plan.

(6)	Mr. Tipton retired from his position as President of the Southern Region on March 16, 2026.

(7)	No amounts are included for Mr. McDermott for 2023 or 2024 because he was not an NEO during those years.

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NEO Grant of Plan-Based Awards Table

The table below summarizes each grant of an equity or non-equity award made to the NEOs during fiscal year 2025 under our Annual Bonus Plan, Cash Incentive Plan and Equity Plan.

Name	Grant Date	Date of Board Action	Estimated Future Payouts under non-equity incentive plan awards				All other stock awards: Number of shares of stock or units (#)(3)	Grant date fair value of stock and option awards ($) (4)
			Threshold ($)	Target ($)	Maximum ($)
George Archos	—	—	178,125	475,000	890,625	(1)
	6/1/2025	5/29/2025	—	415,624	—	(2)
	6/1/2025	5/29/2025					127,846	80,543

Richard Tarapchak	—	—	143,089	381,570	715,443	(1)
	6/1/2025	5/29/2025	—	363,125	—	(2)
	6/1/2025	5/29/2025					111,696	70,368

Brett Summerer(5)	—	—	155,625	415,000	778,125	(1)

John Tipton	—	—	150,000	400,000	750,000	(1)
	6/1/2025	5/29/2025	—	350,000	—	(2)
	6/1/2025	5/29/2025					107,659	67,825

Laura Marie Kalesnik	—	—	150,000	400,000	750,000	(1)
	6/1/2025	5/29/2025	—	350,000	—	(2)
	6/1/2025	5/29/2025					107,659	67,825

Trip McDermott	—	—	140,625	375,000	703,125	(1)
	6/1/2025	5/29/2025	—	328,125	—	(2)
	6/1/2025	5/29/2025					100,931	63,587

(1)

Amounts represent the threshold, target, and maximum annual cash incentive award opportunities for our NEOs under our Annual Bonus Plan in 2025. Bonus payouts are calculated using the NEO’s bonus target percentage multiplied by their eligible base salary and then multiplied by (i) an individual performance payout factor and (ii) a company performance payout factor, in the calculation period. Under our Annual Bonus Plan, an individual will generally not receive a bonus if (i) the Company Performance Metrics fall below 50% of the target amount set by our Board, or (ii) the Individual Performance Metric results in an individual performance payout factor of less than 75%. For the threshold amount, we have assumed that the Company Performance Metrics were each at 50% of the target amount and have assumed an individual performance payout factor of 75%. For the target amount, we have assumed that both the Company Performance Metrics and individual performance payout factors were 100%. For the maximum amount, we have assumed that the Company Performance Metrics were each at 150% of the target amount with the maximum individual performance rating of 125%. See “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation — Annual Bonus” above for additional details. The actual amounts paid to our NEOs under Annual Bonus Plan for 2025 are set forth in the column “Non-Equity Plan Compensation” of the Summary Compensation Table above.

(2)	Amounts represent the grant date value of the cash Awards granted to each NEO under the Cash Incentive Plan in 2025. The grant date value of the cash Awards are equal to 87.5% of each NEOs base salary for fiscal year 2025, and 87.5% of $475,000 in the case of Mr. Archos. Cash Awards vest on 33.33% on the 12- and 24-month anniversaries of their grant date, and 33.34% on the 36-month anniversary.
(3)	Amounts represent RSUs awarded to our NEOs under our Equity Plan. Such RSU awards are granted annually at a fair value on the grant date representing a percentage of each NEO’s base salary, which was a maximum of 87.5% of each NEO’s annual base salary, or 87.5% of $475,000 in the case of Mr. Archos, for fiscal year 2025. Such RSUs vest 33.33% on the 12- and 24-month anniversaries, and 33.34% on the 36-month anniversary of their grant date. RSUs issued under our Equity Plan are subject to the RSU Issuance Cap. As such, the awards to our NEOs were reduced by approximately 81% from the maximum potential Award amount.
(4)	Amounts represent the fair value on the grant date of RSUs granted to our NEOs under our Equity Plan in 2025, as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The fair value on the grant date for awards granted on June 1, 2025 is $0.63. The assumptions used in calculating the grant date fair value of the RSUs are set forth in Notes 2 and 10 to the consolidated financial statements included in our Annual Report on Form 10-K. See “Compensation Discussion and Analysis — Elements of Named Executive Officer Compensation — Annual Long-Term Awards” above for additional details. The amounts reported in this column reflect the accounting cost of the RSUs and do not correspond to the actual economic value that may be received by our NEOs in respect of the awards.
(5)	Mr. Summerer’s employment with the Company terminated prior to receiving an equity grant under our Equity Plan or a cash grant under our Cash Incentive Plan. He did not earn a cash bonus under our Annual Bonus Plan as he stopped being employed by the Company during 2025, as outlined in the Summerer Employment Agreement.

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NEO Outstanding Equity Awards Table

The following table sets forth the number of unexercised Company Options and the number and value of unvested RSUs outstanding for the NEOs as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
George Archos	8,843	0	24.10	2/18/2031
					64,718	(4)	$82,161
					127,846	(5)	$162,303

Richard Tarapchak					43,562	(4)	$55,303
					111,696	(5)	$141,800

Brett Summerer					—	(6)	$—
					—	(6)	$—

John Tipton					61,312	(4)	$77,837
					107,659	(5)	$136,675

Laura Marie Kalesnik					54,500	(4)	$69,189
					107,659	(5)	$136,675

Trip McDermott					51,093	(4)	$64,863
					100,931	(5)	$128,134

(1)	The Company Options vested 25% on each of the 12-, 18-, 24- and 30-month anniversaries of the date of grant, February 18, 2021 (the “Option Grant Date”).

(2)	The Company Options were granted with a per Class B proportionate voting shares (the “Proportionate Voting Shares”), each of which was convertible into 100 Subordinate Voting Shares and are also no longer part of the Company’s authorized capital structure following the Continuance, exercise price of C$3,060, which is equal to 100 times the applicable closing price of Subordinate Voting Shares on the Canadian Stock Exchange, on which the Company was listed at the time, of C$30.60 on the grant date of February 18, 2021. At the effective time of the Continuance, each Company Option was deemed to be adjusted pursuant to the terms of the Equity Plan to become one outstanding option to purchase an equal number of shares of Common Stock at the same exercise price per share and otherwise on the same terms and conditions under the Equity Plan and applicable award agreement. The amounts shown in this column are converted to U.S. dollars based on the exchange rate published by the Bank of Canada on the Option Grant Date.

(3)	The amounts are converted from Canadian dollars to U.S. dollars, using the closing price of one share of Common Stock on Cboe of C$1.74 on December 31, 2025, which was the last trading day of fiscal year 2025, and an exchange rate per U.S. dollar, as published by the Bank of Canada on December 31, 2025. In all cases, the vesting of any unvested RSUs owned by the NEOs is subject to continued service, except that in the case of Mr. Tarapchak, all unvested RSUs set to vest within 12 months from the resignation date in the case of termination by the Company without Cause (as defined in the Tarapchak Employment Agreement) or by Mr. Tarapchak for Good Reason (as defined in the Tarapchak Employment Agreement) will vest at the time of such termination.

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(4)	The RSUs vest 25% on each of the 12-, 18-, 24- and 30-month anniversaries of June 1, 2024.

(5)	The RSUs vest 33.33% on the 12- and 24-month anniversaries of June 1, 2025, and 33.34% on the 36-month anniversary of June 1, 2025.

(6)	The vesting of all RSUs held by Mr. Summerer was accelerated to April 21, 2025. At the end of fiscal year 2025, Mr. Summerer held no unvested equity of the Company.

NEO Options Exercised and Stock Vested

The table below sets forth the number of shares acquired by our NEOs in fiscal year 2025 as a result of the vesting of RSUs awarded under our Equity Plan. No Company Options were exercised in fiscal year 2025, and all Company Options were out-of-the-money as of December 31, 2025.

Name	Stock Awards
	Number of shares acquired on vesting (#)	Value realized on vesting ($) (1)
George Archos	265,277	$215,109	(2)

Richard Tarapchak	150,078	$129,981	(3)

Brett Summerer	284,908	$162,863	(4)

John Tipton	244,946	$198,622	(5)

Laura Marie Kalesnik	209,139	$169,588	(6)

Trip McDermott	193,652	$157,029	(7)

(1)	The value realized upon vesting is based on the closing price on Cboe on the vesting date, converted into U.S. dollars using the exchange rate posted by the Bank of Canada on the applicable vesting date.

(2)	Includes (i) 132,638 shares which vested on June 1, 2025; and (ii) 132,639 shares which vested on December 1, 2025.

(3)	Includes (i) 20,188 RSUs which vested on January 11, 2025, (ii) 64,945 RSUs which vested on June 1, 2025 and (iii) 64,945 RSUs which vested on December 1, 2025.

(4)	All RSUs reported here vested on April 21, 2025. Such vesting was accelerated following the resignation of Mr. Summerer from his position with the Company.

(5)	Includes (i) 122,473 RSUs which vested on June 1, 2025 and (ii) 122,473 RSUs which vested on December 1, 2025.

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(6)	Includes (i) 104,568 RSUs which vested on June 1, 2025 and (ii) 104,571 RSUs which vested on December 1, 2025.

(7)	Include (i) 96,825 RSUs which vested on June 1, 2025 and (ii) 96,827 RSUs which vested on December 1, 2025.

Pension Benefits and Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Company does not provide pension or nonqualified deferred compensation plans and none of our NEOs participated in such plans in 2024.

Potential Payments Upon Termination or Change in Control

We have employment agreements with each of our NEOs that provide for at-will employment and set forth each NEO’s initial annual base salary, eligibility to participate in our Annual Bonus Plan and Equity Plan, and eligibility to participate in our benefit plans generally. Each NEO is also subject to restrictive covenants, including a non-competition covenant and non-solicitation covenant which continues (i) for a period terminating on the first anniversary of the termination date, in the case of Messrs. Tarapchak and McDermott, (ii) for a period terminating on the second anniversary of the termination date, in the case of Mr. Archos and Ms. Kalesnik, and (iii) for a period terminating on the third anniversary of the termination date, in the case of Mr. Tipton. Each NEO is also subject to restrictive covenants regarding confidentiality, works for hire and assignment of any inventions.

The Archos Employment Agreement and Kalesnik Employment Agreement provide that, upon a termination by us without “Cause,” as defined in each of the applicable employment agreements, subject to the execution and delivery of a fully effective release of claims in favor of the Company, will receive a cash payment equal to 10 months of base salary, pro-rated monthly, as well as COBRA coverage for themselves and dependents, if applicable, for the same period. The McDermott Employment Agreement provides that, upon a termination by us without “Cause,” as defined in the McDermott Employment Agreement, subject to the execution and delivery of a fully effective release of claims in favor of the Company, will receive a cash payment equal to 6 months of base salary, pro-rated monthly. The Tarapchak Employment Agreement provides that, upon a termination by us without “Cause” or by Mr. Tarapchak for “Good Reason”, subject to the execution and delivery of a fully effective release of claims in favor of the Company, will receive: (i) for a period of twelve consecutive months, his base salary; (ii) his target cash bonus at 40% of his base salary, and (iii) for a period of twelve consecutive months, an amount equal to the monthly premiums or cost of coverage under COBRA for Mr. Tarapchak applicable to the Company’s group health plans. If the Company undergoes a “Change of Control” (as defined in the Tarapchak Employment Agreement), subject to certain conditions, and Mr. Tarapchak’s employment is terminated by the Company without Cause or by Mr. Tarapchak for Good Reason within twelve months of the consummation of the Change of Control, Mr. Tarapchak will be entitled to receive all payments he would receive upon a termination by the Company without Cause or by Mr. Tarapchak for Good Reason, and all unvested RSUs scheduled to vest within twelve months of the date of termination will automatically vest.

The Summerer Employment Agreement provided that upon termination by us without “Cause,” or by Mr. Summerer for “Good Reason,” each as defined therein, subject to the execution and delivery of a fully effective release of claims in favor of the Company, Mr. Summerer will receive a cash payment equal to 12 months of base salary, pro-rated monthly, as well as COBRA coverage for the same period. In addition, any unvested RSUs owned by Mr. Summerer will fully vest upon the termination date with no buy-back option for the Company. Mr. Tipton is entitled to any performance bonuses outlined in the Tipton Employment Agreement that are earned but unpaid on the date of his termination, and as of December 31, 2025, all performance bonuses under the Tipton Employment Agreement had been earned and paid. Under the employment agreements, if an NEO is terminated by us for “Cause,” or by the NEO or in the case of Messrs. Summerer and Tarapchak, by him without “Good Reason,” the NEO will receive only any accrued obligations as of such date. A change in control is not included in the definition of “Cause” in the employment agreements.

Under the NEO’s applicable RSU awards, all unvested RSUs will be forfeited at the time the NEO’s employment is terminated, except as discussed above with regard to the Summerer Employment Agreement and Tarapchak Employment Agreement. Pursuant to the Release Agreement, in connection with Mr. Summerer’s resignation as Chief Financial Officer of the Company on April 11, 2025, Mr. Summerer is entitled to 12 months of base salary, pro-rated monthly, 12 months of COBRA coverage, vesting of 284,904 RSUs and vesting of $466,875 of cash awards. In addition, upon his retirement, the Committee and Board approved the acceleration of vesting of unvested RSUs held by Mr. Tipton on March 16, 2026.

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Under the awards governing Company Options held by Mr. Archos, the Company Options will expire (i) if service terminates for any reason other than death or disability, on the earliest of (a) the expiration date; (b) the date three months after their respective termination for any reason other than for cause; or (c) on the date of termination if for “Cause”; or (ii) if service terminates for death or disability, on the earlier of (a) the expiration date; or (b) the date 12 months after the death or disability. In the case of either (i) or (ii), the NEO (or their estate in the case of their death) may exercise any Company Option prior to the expiration date, but only to the extent such Company Option is exercisable at that time. As of December 31, 2025, all of Mr. Archos’ Company Options are exercisable, but were out-of-the-money. As such, we have not included the exercise of Company Options in the table below.

Name	Cash ($) (1)	Continued Health Benefits ($) (2)	Equity ($)	Total ($)
George Archos (3)
Termination without Cause	395,833	8,710	—	404,543
Richard Tarapchak (4)
Termination without Cause/with Good Reason	581,000	3,848	—	584,848
Change of Control and Termination without Cause/with Good Reason (5)	581,000	3,848	101,969	686,817
Brett Summerer (6)
Termination without Cause/with Good Reason	415,000	3,729	—	418,729
John Tipton
Termination without Cause	—	—	—	—
Laura Marie Kalesnik
Termination without Cause	333,333	3,207	—	336,540
Trip McDermott
Termination without Cause	187,500	3,601	—	191,101

(1)	Based on the base salary of each NEO as determined by the Board in 2025, except in the case of Mr. Archos, who’s payment is based off of $475,000.

(2)	Amount represents estimated health benefit coverage for the period discussed above, based on coverage in 2025.

(3)	Does not include potential exercise of 8,843 Company Options held by Mr. Archos, which were all out-of-the-money as of December 31, 2025.

(4)	Upon termination without cause or resignation for good reason, Mr. Tarapchak is entitled to a cash bonus equal to at least 40% of his base salary. This amount includes Mr. Tarapchak’s base salary that he is entitled to, and a cash bonus, assuming a bonus target of 40% of his base salary of $415,000, and company and individual performance metrics at the 100% level. Mr. Tarapchak’s cash bonus amount may vary depending on target percentage and base salary, company performance and individual performance.

(5)	Upon a change of control and Mr. Tarapchak’s termination without cause or for good reason, Mr. Tarapchak is entitled to all unvested RSUs that would have vested in the 12 months following the date of his resignation. The amounts are converted from Canadian dollars to U.S. dollars, using the closing price of one share of Common Stock on Cboe of C$1.74 on December 31, 2025, which was the last trading day of fiscal year 2025, and an exchange rate per U.S. dollar, as published by the Bank of Canada on December 31, 2025.

(6)	The Summerer Employment Agreement entitled Mr. Summerer to all unvested RSUs upon termination without cause or resignation with good reason. Due to Mr. Summerer’s resignation in April 2025, the vesting of his equity was accelerated and he had no unvested RSUs at the end of fiscal year 2025.

Pay Ratio

As required by Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the individual identified as our median compensated employee and the annual total compensation of Mr. Archos, our CEO. For the fiscal year ended December 31, 2025, our last completed fiscal year, the annual total compensation of the individual identified as the median compensated employee of the Company (excluding our CEO) was $35,992. The annual total compensation of our CEO, as reported in the Summary Compensation Table of this Proxy Statement, was $710,743. Pursuant to Item 402(u) of Regulation S-K, the resulting ratio to the compensation of our median compensated employee is 19.8 to 1.

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To identify the median compensated employee and to determine the annual total compensation of the median compensated employee, we used the following assumptions and methodology:

●	We prepared a list of all 3,781 employees in our payroll system on December 31, 2025.

●	The consistently applied compensation measure we used was the amount actually paid by us to our employees derived from our payroll records, which includes base salary or hourly wages (including any overtime for eligible employees), the value of any RSUs that settled during 2025, the value of any long-term cash incentive awards which vested in 2025, and any bonus paid to employees in 2025. The consistently applied compensation measure does not include the grant date value of any RSUs or long-term cash awards that were granted, but not settled, in 2025, does not include any tips employees may have received, and no amounts have been annualized. No cost-of-living adjustment was used in determining the median employee.

●	The median employee was an hourly employee.

●	After identifying the median employee, we calculated annual total compensation for this employee using the same methodology we use for calculating total compensation of our CEO in the Summary Compensation Table, excluding perquisites the employee receives, which were under $10,000, and any tips the median employee earned.

Pay Versus Performance

Year (1)	Summary Compensation Table Total for PEO ($) (2)	Compensation Actually Paid to PEO ($)	Average summary compensation table total for non-PEO named executive officers ($) (2)	Average compensation actually paid to non-PEO named executive officers ($)	Value of initial fixed $100 investment based on: Total Shareholder Return ($) (3)	Value of initial fixed $100 investment based on: Peer Group Total Shareholder Return ($) (3)	Net Loss Attributable to Verano Holding Corp. and its Subsidiaries (Thousands) ($)	Adjusted EBITDA (4)
2025	710,743	687,091	975,787	931,124	3.01	14.67	257,908	229,194
2024	1,195,606	(285,940)	1,078,906	(174,403)	3.71	12.74	341,859	264,454
2023	1,871,923	2,668,351	1,708,972	2,337,924	13.47	18.63	117,348	304,871
2022	2,015,425	166,280	4,340,351	3,507,649	9.62	16.89	269,164	323,567

(1)	Pursuant to Instruction 2 of Item 402(v) of Regulation S-K, we have provided data for fiscal year 2025, 2024, 2023 and 2022 as we became subject to Section 13(a) or 15(d) of the Exchange Act 60 days after we filed our Form 10 in 2022, pursuant to Section 12(g) of the Exchange Act.
(2)	Mr. Archos was the principal executive officer (“PEO”) for the full time period included in this table. Messrs. Tipton, Summerer, Tarapchak and McDermott and Ms. Kalesnik were the NEOs included for 2025. Messrs. Summerer, Weiss and Tipton and Ms. Kalesnik were the NEOs included for 2024 and 2023, and Messrs. Weiss and Tipton were the NEOs included for 2022.
(3)	Pursuant to SEC rules, the Total Shareholder Return (“TSR”) figures for each applicable year assume a fixed investment of $100 on February 17, 2021, the date the Company began to be traded on the Canadian Securities Exchange (“CSE”). The TSR is cumulative total stockholder returns for Verano and the comparison assumes all dividends have been reinvested (if any). The returns of each company in the peer group have been weighted to reflect their market capitalization. The peer group includes Cresco Labs Inc., Curaleaf Holdings, Inc., Trulieve Cannabis Corp. and Green Thumb Industries Inc.
(4)	The Company calculates adjusted EBITDA as net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense and also excludes certain one-time extraordinary items. The most directly comparable GAAP metric is net income (loss). See Appendix A for a reconciliation of adjusted EBITDA to net income (loss).

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The grant date fair value of equity awards included in Compensation Actually Paid to the PEO and Average Compensation Paid to the Other NEOs represents the total of the amounts reported in the “Stock Awards” column in the “NEO Summary Compensation Table” for the applicable year. Any changes to stock award fair values from the grant date (for current year grants) and from prior year-end (for prior year grants) are based on our updated stock price at the respective measurement dates.

	PEO
Adjustments	2025	2024	2023	2022
SCT Total	$710,743	$1,195,606	$1,871,923	$2,015,425
Adjustments for Stock and Option Awards
(Deduct): Aggregate value for stock Awards included in SCT Total for the covered fiscal year	(80,543)	$(534,312)	$(1,083,555)	$(1,498,176)
	630,200	$661,294	$788,368	$517,249
Add: Fair value at year end of Awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	162,303	$158,326	$1,783,286	$573,862
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of Awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end (1)	3,000	$(646,335)	$89,323	$(352,463)
Add: Vesting date fair value of Awards granted and vested during the covered fiscal year	—	—	—	—
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of Awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year (1)	(108,412)	$(459,225)	$7,374	$(572,367)
Total Compensation Actually Paid	687,091	$(285,940)	$2,668,351	$166,280

	Other NEOs
Adjustments	2025	2024	2023	2022
SCT Total	$975,787	$1,078,906	$1,708,972	$4,340,351
Adjustments for Stock and Option Awards
(Deduct): Aggregate value for stock Awards included in SCT Total for the covered fiscal year	(53,921)	(482,288)	(992,219)	(699,940)
	921,866	596,618	716,753	3,640,411
Add: Fair value at year end of Awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	108,657	142,910	1,548,817	271,828
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of Awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end (1)	1,951	(561,356)	57,213	(148,804)
Add: Vesting date fair value of Awards granted and vested during the covered fiscal year	—	—	1,752	—
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of Awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year (1)	(101,349)	$(352,575)	13,389	(255,786)
Total Compensation Actually Paid	931,124	(174,403)	2,337,924	3,507,649 (2)

(1)	In applicable years, includes change in the fair value of Company Options as well as the change in fair value of RSUs. The Company uses the Black-Scholes model to determine the fair value of Company Options, taking into account risk-free interest rate, expected volatility over the trailing twelve months, the stock price of our Common Stock on Cboe or the CSE, as applicable, converted to U.S. dollars using the exchange rate in effect on the applicable date. Expected volatility considers the historical volatility of the Company’s shares and any other features of the option grant that may impact the measurement of fair value such as market conditions. Change in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company Options.

(2)	During fiscal year 2022, Mr. Tipton, one of our NEOs, received non-equity compensation in the amount of $6.7 million as a performance bonus, as disclosed in our Summary Compensation Table. Pursuant to the SEC rules, we have not deducted this compensation from the compensation actually paid to our NEOs in 2022. When removing Mr. Tipton from the analysis and taking Mr. Weiss, the only other non-PEO NEO in 2022, the total compensation actually paid to Mr. Weiss was $216,173.

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Our TSR has been as follows from February 17, 2021 (the date we became publicly traded on the CSE) through December 31, 2025:

Company/Index	2/17/2021	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025
Verano Holdings Corp.	100	38.22	9.62	13.47	3.71	3.01
Peer Group	100	44.31	16.89	18.63	12.74	14.67

Given the emerging and federally illegal nature of our industry (subject to recently enacted exceptions as detailed herein), our stock price is highly volatile and often not reflective of the financial or operating performance of the Company. The Company maintains an emphasis on providing NEOs equity compensation, which makes the price of our Common Stock a significant variable in the calculation of “compensation actually paid” (as defined by the SEC). As a result, “compensation actually paid” may not be highly correlated with Company performance as shown by the financial measures above at any particular date.

For our PEO and all other NEOs in 2025, compensation actually paid is slightly lower than the compensation included in the summary compensation table. The increase from compensation actually paid between 2024 and 2025 is largely due to the vesting of long-term incentive cash awards in 2025, which was the first year such cash awards vested. Our peer group saw an increase in TSR in 2025 as compared to 2024, and we saw a slight decrease in TSR between 2024 and 2025. In fiscal year 2024, our TSR decreased compared to 2023, in line with our peer group, and our compensation actually paid to our NEOs was lower than the compensation calculated in accordance with the summary compensation table. In fiscal year 2023, our total stockholder return increased compared to 2022, in line with our peer group. As such, our compensation actually paid to our NEOs was higher than the compensation calculated in accordance with the summary compensation table. In fiscal year 2022, our total stockholder return decreased compared to 2021, in line with our peer group. As such, our compensation actually paid in 2022 to our NEOs was lower than the compensation calculated in accordance with the summary compensation table.

The Company became a reporting issuer in 2022. As such, the net loss attributable to Verano Holdings Corp. and its subsidiaries and controlled affiliates was, in thousands, $257,908 for fiscal year 2025, $341,859 for fiscal year 2024, $117,348 for fiscal year 2023 and $269,164 for fiscal year 2022. Thus, the compensation actually paid in 2025 being higher than compensation actually paid in 2024 corresponds to a decrease in our net loss from 2024 to 2025. The decrease in net loss in 2025 compared to 2024 was largely attributable to lower comparative impairments and operating expenses. The compensation actually paid in 2024 being lower than the summary compensation and decrease in compensation actually paid between 2023 and 2024, which is largely due to a decrease in our stock price, corresponds to an increase in our net loss from 2023 to 2024. The increase in net loss for 2024 compared to 2023 was largely due to fixed and intangible asset impairments and fair value measurements of $327.7 million in 2024. Additionally, the compensation actually paid in 2023 being higher than the summary compensation and increase in compensation actually paid between 2022 and 2023, which was largely due to an increase in our stock price, corresponds to a decrease in our net loss from 2022 to 2023. The decrease in net loss for fiscal 2023 compared to fiscal 2022 was largely due to a $229 million impairment charge in 2022.

Adjusted EBITDA was, in thousands, $229,194 for fiscal year 2025, $264,454 for fiscal year 2024, $304,871 for fiscal year 2023 and $323,567 for fiscal year 2022. The compensation actually paid in 2025 being higher than compensation actually paid in 2024, which was largely due to the vesting of long-term incentive cash awards as described above, corresponded to a decrease in Adjusted EBITDA in 2025 compared to 2024. The compensation actually paid in 2024 being lower than the summary compensation and decrease in compensation actually paid between 2023 and 2024, which as noted above is largely due to a decrease in our stock price, corresponds to a decrease in our Adjusted EBITDA from 2023 to 2024. Additionally, Adjusted EBITDA decreased between 2022 and 2023 and, accordingly, compensation actually paid in 2023 was lower than the summary compensation and compensation actually paid between 2022 and 2023.

The following is an unranked list of the most important financial performance measures used by the Company to link compensation actually paid to the NEOs, for the year ended December 31, 2025, to Company performance:

Adjusted EBITDA

Net Revenue

Adjusted EBITDA is a non-U.S. GAAP financial measure. Please see Appendix A for a reconciliation of such non-GAAP financial measure to the most comparable GAAP financial measure.

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STATEMENT OF DIRECTOR COMPENSATION

The following table contains information about compensation awarded to our directors for the year ended December 31, 2025. Messrs. Archos and Tipton have not received any compensation for services rendered as a director, and in the case of Mr. Archos, as Chair of the Board. Mr. Archos’ and Mr. Tipton’s compensation as officers of the Company is described above under the heading titled “NEO Compensation Tables” and footnotes thereto.

	Fees earned or paid in cash ($) (1)		Stock awards ($) (2)	Non-equity incentive plan compensation ($)(3)	Total ($)
Cristina Nuñez	60,000	(4)	12,111	31,250	103,361
Lawrence Hirsh	60,000	(4)	12,111	31,250	103,361
Charles Mueller	50,000	(5)	12,111	31,250	93,361

(1)	The aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee and/or chairpersonship fees, and meeting fees.

(2)	Refers to awards of RSUs exercisable into Common Stock during 2025 under the Equity Plan. Directors were eligible to get up to $125,000 in long-term incentive awards, 50% in cash under our Cash Incentive Plan and up to 50% in RSUs under the Equity Plan. Each director received a cash award equal to $62,500 in 2025, which is not reported in this table as such award did not vest in 2025. The RSUs received in 2025 were limited by the RSU Issuance Cap, and each director received an RSU award equal to approximately 19% of the maximum available RSU award. The RSU award granted in 2025 vests 33.33% on the 12- and 24-month anniversaries of the grant date of June 1, 2025, and 33.34% on the 36-month anniversary.

(3)	During 2025, each director had a cash award granted in 2024 which vested 25% on each of June 1, 2025 and December 2025 and will vest 25% on June 1, 2026 and December 1, 2026.

(4)	As non-employee directors, each of Ms. Nuñez and Mr. Hirsh earned an annual cash retainer of $50,000 and an annual cash retainer of $10,000 for their positions as chairs of the Compensation Committee and Audit Committee, respectively.

(5)	As a non-employee director, Mr. Mueller earned an annual cash retainer of $50,000.

Elements of Director Compensation

The Compensation Committee reviews the compensation arrangements for our directors and recommends director compensation to the full Board. Board compensation for non-employee directors was comprised of an annual cash retainer, an additional cash retainer for the chairs of committees, an annual grant of Company RSUs under the Equity Plan and an annual grant of cash awards under the Cash Incentive Plan.

Cash Retainer

For fiscal year 2025, all non-employee directors received an annual cash retainer paid in equal installments quarterly, which for a full year of service was $50,000.

In addition, each chair of a committee receives an additional $10,000 cash retainer. In fiscal year 2025, Ms. Nuñez, as chair of the Compensation Committee, and Mr. Hirsh, as chair of the Audit Committee, received $10,000 each.

Neither of Messrs. Archos nor Tipton received a cash retainer in 2025 for their service on the Board.

RSU and Cash Award Grants

For fiscal year 2025, all non-employee directors received a $12,111 annual RSU grant under the Equity Plan and a $62,500 annual cash award grant under the Cash Incentive Plan. Each of these grants of RSUs and cash awards vest in equal installments on the 33.33% on the 12- and 24-month anniversaries of the grant date of June 1, 2025, and 33.34% on the 36-month anniversary, subject to continued service. The RSU grant was limited by the RSU Issuance Cap, and without the cap, each non-employee director was eligible to get a maximum RSU grant of $62,500.

Expenses

All directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, committees of the Board or meetings of the stockholders of the Company. In addition, the Company maintains directors’ and officers’ insurance for the benefit of its officers and directors.

Compensation Committee Interlocks and Insider Participation

At all times during 2025, Cristina Nuñez served as a member and Chair of the Compensation Committee, and each of Lawrence Hirsh and Charles Mueller served as members of the Compensation Committee. None of Ms. Nuñez, Mr. Hirsh or Mr. Mueller have relationships requiring disclosure with respect to related party transactions, as described above under the heading “Proposal No. 1—Election of Directors.”

None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal year 2025. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal year 2025.

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EXPENSES OF SOLICITATION

All costs incurred in the solicitation of proxies for the Meeting will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone, email or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other Intermediaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse brokerage houses and other Intermediaries for their out-of-pocket expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Our directors and executive officers may be deemed to have an interest in the Equity Plan Reapproval Proposal because they are eligible to receive awards under the Equity Plan. For a description of the awards granted to our directors and executive officers, please see the “Compensation Discussion and Analysis” and “Statement of Director Compensation” sections of this Proxy Statement. Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since January 1, 2025, nor any associate or affiliate of any of the foregoing, has any interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon, apart from the fact that our directors and officers, including our NEOs, may be eligible to participate in our Equity Plan.

ADDITIONAL INFORMATION AVAILABLE

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the SEC, we may furnish this Proxy Statement and the Annual Report to our stockholders of record by providing access to those documents via the Internet instead of mailing printed copies. The Notice you received regarding the Internet availability of our proxy materials provides instructions on how you can access our proxy materials for the Meeting and cast your votes for the Proposals to be voted on at the Meeting via the Internet, by mail or as otherwise detailed on the voting instructions provided by your Intermediary.

Websites Where Proxy Materials Are Posted

This Proxy Statement, the Annual Report and other proxy materials related to the Meeting are available for viewing, printing and downloading free of charge on our website at https://investors.verano.com, under our profile page on the SEC’s website at https://www.sec.gov and on our profile page on SEDAR+ at https://www.sedarplus.ca.

This Proxy Statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, the Notice of Meeting. Additional information about the Company and its consolidated financial statements are also available on the Company’s website at https://investors.verano.com, under its profile page on the SEC’s website at https://www.sec.gov and on its profile page on SEDAR+ at https://www.sedarplus.ca.

ANNUAL REPORT

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Form 10-K, 10-Q and 8-K. These filings are available on our website at https://investors.verano.com under “SEC Filings” of the “Financial Information” tab. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (excluding exhibits) including financial statements and schedules thereto, filed with the SEC are also available without charge to stockholders upon written request addressed to Verano Holdings Corp. at our principal address, which is 224 West Hill Street, Suite 400, Chicago, Illinois 60610, U.S.A., Attention: Corporate Secretary. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of $0.25 per page to cover our expenses in furnishing the exhibits.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any matter, other than the Proposals described herein, which will be presented to our stockholders for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment or postponement thereof, the proxy confers upon the persons named therein discretionary authority to vote the shares of Common Stock represented by such proxy on such matters in accordance with their best judgment in the interest of the Company.

APPROVAL

The contents and the distribution of this Proxy Statement have been approved by the Board.

DATED as of April 29, 2026
By Order of the Board of Directors

George Archos
Chair of the Board, Chief Executive Officer and President

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Appendix A

Non-GAAP Reconciliations

Verano Holdings Corp.

Reconciliation of Net Loss to EBITDA (Non-U.S. GAAP) and Adjusted EBITDA (Non-U.S. GAAP, Unaudited)

	For the Three Months Ended,			For the Year Ended,
($ in thousands)	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net Loss Attributable to Verano Holdings Corp. & Subsidiaries	$(183,411)	$(43,832)	$(272,706)	$(257,908)	$(341,859)
Interest Expense, net	12,608	13,212	12,637	53,589	54,759
Income Tax Expense (Benefit)	10,736	28,441	(45,541)	91,678	41,944
Depreciation and Amortization	29,316	31,560	31,514	124,155	139,664
EBITDA	$(130,751)	$29,381	$(274,096)	$11,514	$(105,492)

COGS Add-backs:
Acquisition, Transaction and Other Non-operating Costs	1,378	2,146	914	7,796	4,194
Employee Stock Compensation	432	400	243	1,731	2,130

SG&A Add-backs:
Acquisition, Transaction and Other Non-operating Costs	1,820	1,003	1,763	5,457	9,947
Employee Stock Compensation	1,910	2,122	3,669	9,775	14,816

Impairments	177,440	5,400	327,699	183,268	327,699

Acquisition Adjustments and Other Income & Expense, net	3,305	12,657	2,658	9,653	11,160

Adjusted EBITDA	$55,534	$53,109	$62,850	$229,194	$264,454

Net Loss Margin	(89)%	(22)%	(125)%	(31)%	(39)%
Adjusted EBITDA Margin	27%	26%	29%	28%	30%

A-1

Appendix B

VERANO HOLDINGS CORP.

STOCK AND INCENTIVE PLAN, As Amended

1. Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).

“Board” shall mean the Board of Directors of the Company.

“Cboe” means Cboe Canada.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. At any time that the Company is an SEC registrant and is not a “foreign private issuer” for purposes of the Securities Act and the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

“Common Stock” shall mean the common stock, par value $0.001, of the Company.

“Company” shall mean Verano Holdings Corp., a Nevada corporation, and any successor corporation.

“Director” shall mean a member of the Board.

“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

“Effective Date” shall mean the date the Plan is adopted by the Board, as set forth in Section 12.

“Eligible Person” shall mean any employee, officer, Non-Employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended; provided, however, that in the case of consultants, independent contractors or advisors who are “U.S. persons” (as defined in Regulation S under the Securities Act) or are Persons in the United States, such consultants, independent contractors or advisors are natural Persons and are providing bona fide services not in connection with the offer or sale of the Company’s securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities, which for greater certainty, includes any Persons providing investor relations activities.

B-1

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on the Cboe or any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, and if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares. Notwithstanding the foregoing, in the event that any class of Shares is listed on the Cboe, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of such Shares on the Cboe on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options; (b) if no class of Shares is so listed on the Cboe or any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

“Listed Security” means any security of the Company that is listed or approved for listing on a U.S. national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the U.S. Financial Industry Regulatory Authority, Inc. (or any successor thereto).

“Non-Employee Director” shall mean a Director who is not also an employee of the Company or any Affiliate.

“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase Shares of the Company, as designated in the Award Agreement.

“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

“Plan” shall mean this Verano Holdings Corp. Stock and Incentive Plan, as amended from time to time.

“Restricted Stock” shall mean any Share, as designated in the Award Agreement, granted under Section 6(c) of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share as designated in the Award Agreement (or a cash payment equal to the Fair Market Value of a Share) at some future date

“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

B-2

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Share” or “Shares” shall mean shares of Common Stock of the Company , or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

“U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

3. Administration

(a)	Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)	Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, if applicable or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate law.

B-3

(c)	Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of all applicable securities rules and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)	Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

4. Shares Available for Awards

(a)	Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 10% of the number of Shares outstanding (where such reference to “Shares” means the shares of Common Stock). The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section4(b)below.

(b)	Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)	Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Awards or Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)	Limitations on Share Recycling. Notwithstanding anything to the contrary in Subsection 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)	Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

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(c)	Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Section4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)	Director Award Limitations. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan. No Non-Employee Director may be granted any Award or Awards denominated in Shares that exceed in the aggregate US$1 million (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and meeting fees.

(e)	Additional Award Limitations. If, and so long as, the Company is listed on the Cboe, the aggregate number of Shares issued or issuable to persons providing Investor Relations Activities (as defined in Cboe policies) as compensation within any 12-month period, shall not exceed 1% of the total number of the class of Shares listed on the Cboe then outstanding.

5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their historical contributions to the success of the Company’s predecessor entities or affiliates, present and potential contributions to the success of the Company and/or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term, as used herein, includes, without limitation, officers and Directors who are also employees) of the Company, or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision. Furthermore, the Committee shall not grant any stock-based Awards to residents of the United States unless such Awards and the Shares issuable upon settlement thereof are registered under the Securities Act or are issued in compliance with an available exemption from the registration requirements of the Securities Act.

6. Awards

(a)	Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option to acquire Shares shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

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(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 1 0th business day following the end of the Blackout Period.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	To the extent that the aggregate Fair Market Value (determined as of the grant date of an Option) of Shares underlying Incentive Stock Options which have been granted to a Participant are exercisable for the first time during any calendar year (under this Plan and all other incentive equity plans of the Company) exceeds US$100,000, such portion in excess of US$100,000 will be treated as a Non-qualified Stock Options.

(B)	Subject to adjustment pursuant to Section 4(c), the aggregate number of Shares that may be issued pursuant to all Incentive Stock Options under the Plan shall not exceed 28,000,000 Shares (on an as-converted basis).

(C)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as defined under Code Section 424), such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)	The purchase price per Share for an Incentive Stock Option to acquire Shares shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as defined under Code Section 424), the purchase price per Share purchasable under an Incentive Stock Option to acquire Shares shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

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(F)	If an Option fails to meet the foregoing requirements of this Section 6(a)(iv), or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, the Option shall be treated, for all purposes of this Plan, as a Non-Qualified Stock Option.

(G)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(H)	An Incentive Stock Option may be exercised during the Participant’s lifetime only by the Participant. An Incentive Stock Option may not be transferred, assigned, or pledged by the Participant except by will or the laws of descent and distribution.

(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share, on the date of grant of the Stock Appreciation Right; provided, however, that, subject to applicable law and stock exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock, which may include lock-up restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)	Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and al Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

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(d)	Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)	Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

(f)	Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)	General Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(i)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

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(ii)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(iii)	Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, or as permitted by the rules and policies of the Cboe, the Committee may not, without prior approval of the Company’s stockholders and applicable stock exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(iv)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(v)	Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

(vi)	Undisclosed Information. The Committee may not set Award exercise prices or other prices at which Shares may be issued on the basis of market prices that do not reflect information known to management that has not been disclosed, except where the Award or issuance relates directly to the undisclosed event and the grantee or recipient of the Shares is not an employee or insider of the Company at the time of grant or issue, in compliance with, and subject to any change in, Cboe Policies.

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7. Amendment and Termination; Corrections

(a)	Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided, however, that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with Cboe Policies. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

Notwithstanding the foregoing and for greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of securities exchange that is applicable to the Company;

(ii)	increase the number of Shares authorized under the Plan as specified in Section 4 of the Plan;

(iii)	permit repricing of Options or Stock Appreciation Rights, if prohibited by Section 6(g)(iv) of the Plan;

(iv)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(v)	permit Options to be transferable other than as provided in Section 6(g)(ii);

(vi)	amend this Section 7(a); or

(vii)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b) or extend the terms of any Options beyond their original expiry date.

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(b)	Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided, however, that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that, subject to Section 6(g)(iv), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)	Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

9. U.S. Securities Laws

The Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the Securities Act and the securities laws of all applicable states or available exemptions therefrom. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by applicable U.S. state corporate laws, U.S. federal and state securities laws, the Code, and the applicable laws of any jurisdiction in which stock-based Awards are granted under the Plan, the terms attached hereto as Addendum A shall apply to all such Awards granted to residents of the State of California, until such time as the Committee amends Addendum A or the Committee otherwise provides.

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10. General Provisions

(a)	No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)	Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)	Provision of Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of Shares upon the exercise of an Award; provided, however, that this requirement shall not apply if all offers and sales of securities pursuant to the Plan comply with all applicable conditions of Rule 701 under the Securities Act. The Company shall not be required to provide such information to key persons whose duties in connection with the Company assure them access to equivalent information

(d)	Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(e)	No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(f)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(g)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(h)	Governing Law. The Plan and any Award shall be governed by and construed in accordance with the laws of the Canadian province of British Columbia for all Awards made prior to or on November 3, 2025 and Nevada for all Awards made after November 3, 2025 without regard to any choice of law or conflict of laws rules, provisions or principles (whether of the Canadian province of British Columbia for all Awards made prior to or on November 3, 2025, or Nevada for all Awards made after November 3, 2025, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Canadian province of British Columbia for all Awards made prior to or on November 3, 2025, or Nevada for all Awards made after November 3, 2025.

(i)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

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(j)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k)	Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(l)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(m)	Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule.

12. Effective Date of the Plan

The Plan was adopted by the Board on February 11, 2021. The Plan shall be subject to approval by the stockholders of the Company which approval will be within 12 months after the date the Plan is adopted by the Board. In the event that the Plan is not approved by the stockholders of the Company as required by Section 422 of the Code within twelve (12) months before or after the date on which the Plan is adopted by the Board, any Incentive Stock Option granted under the Plan automatically will be deemed to be a Non-qualified Stock Option.

13. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the earlier of (i) February 11, 2031 or (ii) the tenth anniversary of the date the Plan is approved by the stockholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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VERANO™

VERANO HOLDINGS CORP.
224 W. HILL STREET, SUITE 400
CHICAGO, IL 60610

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VRNO2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, which must be received prior to the closing of the polls at the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94516-P50176 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VERANO HOLDINGS CORP.

The Board of Directors recommends you vote FOR each of the director nominees below:

	For All	Withhold All	For All Except
1. Election of five directors to serve as directors until the Company's 2027 Annual Meeting and until their successors are duly elected or appointed and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George Archos
02) Lawrence Hirsh
03) Charles Mueller
04) Cristina Nuñez
05) John Tipton

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V94517-P50176

VERANO HOLDINGS CORP.
ANNUAL MEETING OF STOCKHOLDERS
June 18, 2026 9:30 AM Central Time
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) George Archos and Laura Kalesnik, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VERANO HOLDINGS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM Central Time, on June 18, 2026, at www.virtualshareholdermeeting.com/VRNO2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, the proxies will vote in their discretion.

Continued and to be signed on the reverse side